    As filed with the Securities and Exchange Commission on April 27, 2001

                                                      Registration No. 333-89875

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       Post-Effective Amendment No. 2 To
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
                             (Exact name of trust)

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                              (Name of depositor)

                            2001 Third Avenue South
                           Birmingham, Alabama 35233
         (Complete address of depositor's principal executive offices)

  (Name and complete address
     of agent for service)                           Copy to:

  John H. Livingston, Esq.                   Frederick R. Bellamy, Esq.
  United Investors Life Insurance Company    Sutherland Asbill & Brennan LLP
  2001 Third Avenue South                    1275 Pennsylvania Avenue, N.W.
  Birmingham, Alabama 35233                  Washington, DC  20004-2415


It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
     [x]  on May 1, 2001 pursuant to paragraph (b) of Rule 485
     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ]  on _______________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
     [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.


Title of securities being registered: Variable Life Insurance Policies

                                   Prospectus
                                  May 1, 2001

   Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Titanium Investor variable life insurance policy.

   The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

   Variable life insurance policies involve certain risks, and you may lose some or all of your investment.
 . We do not guarantee how any of the subaccounts will perform.
 . The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
 . Neither the U.S. Government nor any Federal agency insures your investment in the policy.

   There is no guaranteed cash surrender value for amounts allocated to the variable subaccounts. If the net cash surrender value (the policy value less any surrender charge and less any loan balance) is insufficient to cover the charges due under the policy, the policy may terminate without value.

   Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

United Investors Life Insurance Co.
2001 Third Avenue South
Birmingham, Alabama 35233
                             TITANIUM INVESTOR(SM)
                       VARIABLE UNIVERSAL LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE
INSURANCE POLICY
  issued by
United Investors Life Insurance Company
  through
Titanium Universal Life Variable Account

   The policy offers 33 funding choices--one fixed account (paying a guaranteed minimum fixed rate of interest) and 32 variable subaccounts which invest in the following mutual fund portfolios:

AIM Variable Insurance Funds
 .AIM V.I. Capital Appreciation Fund
 .AIM V.I. Growth Fund
 .AIM V.I. Growth and Income Fund
 .AIM V.I. International Equity Fund
 .AIM V.I. Value Fund
The Alger American Fund
 .Alger American Growth Portfolio
 .Alger American Income & Growth Portfolio
 .Alger American Leveraged AllCap Portfolio
 .Alger American MidCap Growth Portfolio
 .Alger American Small Capitalization Portfolio
Deutsche Asset Management VIT Funds
 .EAFE(R) Equity Index Fund
 .Small Cap Index Fund
Dreyfus Funds
 .Dreyfus VIF-Appreciation Portfolio
 .Dreyfus VIF-Money Market Portfolio
 .Dreyfus VIF-Quality Bond Portfolio
 .The Dreyfus Socially Responsible Growth Fund, Inc.
Evergreen Variable Trust
 .Evergreen VA Equity Index Fund
 .Evergreen VA Foundation Fund
 .Evergreen VA Global Leaders Fund
 .Evergreen VA Small Cap Value Fund
INVESCO Variable Investment Funds, Inc.
 .INVESCO VIF-Equity Income Fund
 .INVESCO VIF-Technology Fund
 .INVESCO VIF-Utilities Fund
MFS(R) Variable Insurance Trust(SM)
 .MFS(R) Emerging Growth Series
 .MFS(R) Investors Trust Series
 .MFS(R) Research Series
 .MFS(R) Total Return Series
Strong Variable Insurance Funds, Inc.
 .Strong Discovery Fund II
 .Strong Mid Cap Growth Fund II
Strong Opportunity Fund II, Inc.
 .Strong Opportunity Fund II
Franklin Templeton Variable Insurance Products Trust
 .Templeton Asset Strategy Fund-Class 2
 .Templeton International Securities Fund-Class 2
VARIABLE LIFE INSURANCE POLICIES:
 ARE NOT FDIC INSURED         ARE NOT BANK GUARANTEED           MAY LOSE VALUE

                                                                UI-215, Ed. 5-01

Table of Contents
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Summary.....................................................................   1
  The Policy................................................................   1
  Payment of Premiums.......................................................   1
  Funding Choices...........................................................   1
  Charges and Deductions....................................................   2
  Taxes.....................................................................   5
  Cash Benefits.............................................................   5
  Death Benefit.............................................................   5
  Termination...............................................................   6
  Other Information.........................................................   6
  Inquiries.................................................................   7

Titanium Universal Life Variable Account....................................   8
  The Portfolios............................................................   8

Fixed Account...............................................................  13

The Policy..................................................................  13
  Applying for a Policy.....................................................  13
  State Variations..........................................................  13
  Conditional Receipt.......................................................  13
  "Free Look" Right to Cancel the Policy....................................  14
  Premiums..................................................................  14
  Transfers.................................................................  16
  Dollar-Cost Averaging.....................................................  17
  Automatic Asset Rebalancing...............................................  17
  Surrender of the Policy...................................................  18
  Withdrawals...............................................................  18
  Loan Benefits.............................................................  18
  Requesting Payments.......................................................  19
  Policy Changes............................................................  20
  Reports to Owners.........................................................  20
  Other Policy Provisions...................................................  20
  Assignment and Change of Owner............................................  21

Death Benefits..............................................................  21
  Amount of Death Benefit Payable...........................................  21
  Death Benefit Options.....................................................  22
  Adjustable Term Insurance Rider and Target Face Amount....................  23
  Changing the Death Benefit Option.........................................  24
  Changing the Face Amount..................................................  24
  Effect of Withdrawals on the Death Benefit................................  25
  Beneficiary...............................................................  25
  Supplemental Benefits.....................................................  25

Charges and Deductions......................................................  26
  Premium Expense Charges...................................................  27
  Mortality and Expense Risk Charge.........................................  27
  Monthly Deduction.........................................................  28
  Surrender Charge..........................................................  28
  Transaction Charges.......................................................  29

   Other Charges............................................................. 30
   Cost of Insurance......................................................... 30
   Reduction in Charges for Certain Groups................................... 31

Policy Values................................................................ 31
   Policy Value.............................................................. 31
   Variable Account Value.................................................... 31
   Fixed Account Value....................................................... 33

Tax Considerations........................................................... 33
   Introduction.............................................................. 33
   Tax Status of the Policy.................................................. 34
   Tax Treatment of Policy Benefits.......................................... 34
   Taxation of United Investors.............................................. 36
   Employment-Related Benefit Plans.......................................... 36

Other Information............................................................ 37
   United Investors Life Insurance Company................................... 37
   Sale of the Policies...................................................... 37
   Changing the Variable Account............................................. 38
   Voting of Portfolio Shares................................................ 38
   Addition, Deletion, or Substitution of Investments........................ 38
   Other Information......................................................... 39
   Litigation................................................................ 39
   Legal Matters............................................................. 39
   Experts................................................................... 39
   Financial Statements...................................................... 40

Appendix A: Hypothetical Illustrations and Performance Information........... 41
Appendix B: Directors and Officers of United Investors....................... 53
Appendix C: Glossary......................................................... 55
Appendix D: State Variations................................................. 57
Appendix E: Financial Statements............................................ F-1


--------------------------------------------------------------------------------

This prospectus generally describes only the variable portion of the policy, except where the fixed account is specifically mentioned.

Buying this policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance policy. (See "Other Information" in the Summary.)

Certain terms and phrases used in this prospectus are explained in "Appendix C" (the Glossary).

Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This is a summary of some of the more important points that you should know and consider before purchasing the Titanium Investor variable life insurance policy.
The Policy
   The Titanium Investor flexible premium variable life insurance policy issued by United Investors Life Insurance Company consists of either:

  .  an individual policy that we issue to you; or

  . a group contract that we issue to the contract holder and an individual certificate that we issue to you.

   This prospectus describes your individual policy or certificate (both are referred to as the policy in this prospectus). Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c) provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to borrow against the policy value, to make withdrawals, or to surrender the policy completely. Loans and withdrawals will affect the policy value and may affect the death benefit and termination of the policy. Loans, withdrawals and surrenders may be taxable and subject to a 10% tax penalty before age 59 1/2.

   In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral generally allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

   You may divide your Titanium Investor policy value among the fixed account and 32 variable subaccounts which invest in specified portfolios of underlying mutual funds. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the variable subaccounts is not guaranteed. Instead, your investment in the variable subaccounts will go up or down with the performance of the particular mutual fund portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable subaccounts if performance is negative or not sufficiently positive to cover the charges under the policy.

Payment of Premiums
   Although you select a premium payment plan, you are not required to follow it. (The minimum initial premium and planned premium depend on age, sex, and risk class of the insured, on the face amount of the policy, and on any supplemental benefit riders to the policy.) Within limits, you can vary the frequency and amount of premium payments and can skip planned premiums. However, the policy can lapse and terminate without value even if you pay the planned premiums. Extra premiums may be required to prevent policy termination under certain circumstances.

Funding Choices
   We deduct premium expense charges from each premium payment, and then we allocate the net premium among the variable subaccounts and the fixed account according to your written instructions.

   You may allocate each premium (and your existing policy value) among variable subaccounts which invest in the following 32 mutual fund portfolios:

   AIM Variable Insurance Funds
  . AIM V.I. Capital Appreciation Fund
  . AIM V.I. Growth Fund
  . AIM V.I. Growth and Income Fund
  . AIM V.I. International Equity Fund
  . AIM V.I. Value Fund

   The Alger American Fund
  . Alger American Growth Portfolio
  . Alger American Income & Growth Portfolio
  . Alger American Leveraged AllCap Portfolio
  . Alger American MidCap Growth Portfolio
  . Alger American Small Capitalization
   Deutsche Asset Management VIT Funds
  . EAFE(R) Equity Index Fund
  . Small Cap Index Fund
   Dreyfus Funds
  . Dreyfus VIF-Appreciation Portfolio
  . Dreyfus VIF-Money Market Portfolio
  . Dreyfus VIF-Quality Bond Portfolio
  . The Dreyfus Socially Responsible Growth Fund, Inc.
   Evergreen Variable Trust
  . Evergreen VA Equity Index Fund
  . Evergreen VA Foundation Fund
  . Evergreen VA Global Leaders Fund
  . Evergreen VA Small Cap Value Fund
   INVESCO Variable Investment Funds, Inc.
  . INVESCO VIF-Equity Income Fund
  . INVESCO VIF-Technology Fund
  . INVESCO VIF-Utilities Fund
   MFS(R) Variable Insurance Trust(SM)
  . MFS(R) Emerging Growth Series
  . MFS(R) Investors Trust Series
  . MFS(R) Research Series
  . MFS(R) Total Return Series
   Strong Variable Insurance Funds, Inc.
  . Strong Discovery Fund II
  . Strong Mid Cap Growth Fund II
   Strong Opportunity Fund II, Inc.
  . Strong Opportunity Fund II
  Franklin Templeton Variable Insurance Products Trust
  . Templeton Asset Strategy Fund--Class 2
  . Templeton International Securities Fund--Class 2

   You may also allocate each premium (and your existing policy value) to the fixed account. We guarantee your fixed account allocation will earn at least 3.5% interest per year.

Charges and Deductions

   We deduct a 2.5% premium expense charge from each premium payment for state and local taxes and a 1.5% premium expense charge for the estimated cost of the Federal income tax treatment of deferred acquisition costs. In addition, we deduct a 4% sales charge from each premium payment, until premiums paid equal 10 target premiums (or the premiums paid allocated to an increase in the policy's base face amount equal 10 target premiums for the increase). The total of these charges is 8% of each premium until the sales charge limit is reached, and 4% thereafter. The target premium is specified in your policy's data page, and discussed in the "Premium Expense Charge" section of this prospectus. A new target premium is calculated if you increase the policy's base face amount.

   We also make certain periodic deductions from your policy value. Each month, we deduct a "monthly deduction" from your policy value, which is the sum of the following:

(a) the cost of insurance charge;

(b) the monthly administrative charge (currently $6.00, and guaranteed not to exceed $30.00 for the first policy year and $10.00 for renewal years); and

(c) any supplemental benefit or rider charges.

   Each day, we deduct a charge from the assets in the variable subaccounts for certain mortality and expense risks we bear under the policy. This charge is at an effective annual rate of 0.75% of those assets during the first ten policy years, 0.50% during the second ten policy years, and 0.25% thereafter. We guarantee not to increase this mortality and expense risk charge above these annual rates.

   We deduct a surrender charge from the policy value upon a full surrender before the 14th policy anniversary (or the 14th anniversary of any increase in the policy's base face amount). The surrender charge consists of two charges: the administrative surrender charge and the sales surrender charge.

   The administrative surrender charge is $4 per $1,000 of base face amount for the first 9 policy years (or for the 9 years following an increase in the policy's base face amount), and then decreases annually to zero at the 14th policy anniversary.

   The sales surrender charge for the first 2 policy years (or for the 2 years following an increase in the policy's base face amount) is:

  . 26% of premium paid up to one target premium, plus

  . 6% of premium paid above one target up to two target premiums, plus
  . 5% of premium paid above two target premiums.
   The sales surrender charge for policy years 3 through 9 (or for years 3 through 9 following an increase in the policy's base face amount) is:

  . 46% of premium paid up to one target premium, plus

  . 44% of premium paid above one target up to two target premiums.

   The sales surrender charge then decreases annually to zero at the 14th policy anniversary.

   We also deduct a portion of the surrender charge if you reduce the base face amount of the policy, or if a withdrawal causes the base face amount to be reduced. See the "Surrender Charge" section of this prospectus.

   There is also a $25 transaction charge for transactions in excess of the following limits:

 . each withdrawal after the 1st in a policy year (the charge is limited to 2% of the withdrawal);

 . each transfer between subaccounts and/or the fixed account after the 12th in a policy year;

 .  each requested policy illustration after the 1st in a policy year.

   In addition, investment management fees, operating expenses, and in some cases 12b-1 fees are deducted from each portfolio of the underlying mutual funds. See the table below for a summary of these portfolio expenses for the last year.
                         Portfolio Annual Expenses(/1/)
                       (% of net assets of the portfolio)

                                                                          Total(/2/) Portfolio
                                                      Other(/2/) Expenses       Expenses
                            Management Fee(/2/) 12b-1     (after any        (after waiver or
  Portfolio                 (after any waiver)  Fees    reimbursement)       reimbursement)
----------------------------------------------------------------------------------------------
  AIM Variable Insurance
   Funds
  . AIM V.I. Capital
    Appreciation Fund               0.61%       None          0.21%               0.82%
  . AIM V.I. Growth Fund            0.61%       None          0.22%               0.83%
  . AIM V.I. Growth and
    Income Fund                     0.60%       None          0.24%               0.84%
  . AIM V.I. International
    Equity Fund                     0.73%       None          0.29%               1.02%
  . AIM V.I. Value Fund             0.61%       None          0.23%               0.84%
----------------------------------------------------------------------------------------------
  The Alger American Fund
  . Alger American Growth
    Portfolio                       0.75%       None          0.04%               0.79%
  . Alger American Income
    & Growth Portfolio             0.625%       None         0.075%               0.70%
  . Alger American
    Leveraged AllCap
    Portfolio                       0.85%       None          0.05%               0.90%
  . Alger American MidCap
    Growth Portfolio                0.80%       None          0.04%               0.84%
  . Alger American Small
    Capitalization
    Portfolio                       0.85%       None          0.05%               0.90%
----------------------------------------------------------------------------------------------
  Deutsche Asset
   Management VIT Funds
  . EAFE(R) Equity Index
    Fund(/3/)                       0.45%       None          0.20%               0.65%
  . Small Cap Index
    Fund(/3/)                       0.35%       None          0.10%               0.45%
----------------------------------------------------------------------------------------------
  Dreyfus Funds
  . Dreyfus VIF--
    Appreciation
    Portfolio--Initial
    Shares                          0.75%       None          0.03%               0.78%
  . Dreyfus VIF--Money
    Market Portfolio--
    Initial Shares                  0.50%       None          0.10%               0.60%
  . Dreyfus VIF--Quality
    Bond Portfolio--
    Initial Shares                  0.65%       None          0.07%               0.72%
  . The Dreyfus Socially
    Responsible Growth
    Fund--Initial Shares            0.75%       None          0.03%               0.78%
----------------------------------------------------------------------------------------------
  Evergreen Variable Trust
  . Evergreen VA Equity
    Index Fund                      0.09%       None          0.22%               0.31%
  . Evergreen VA
    Foundation Fund                 0.75%       None          0.17%               0.92%
  . Evergreen VA Global
    Leaders Fund                    0.72%       None          0.29%               1.01%
  . Evergreen VA Small Cap
    Value Fund                      0.75%       None          0.27%               1.02%
----------------------------------------------------------------------------------------------
  INVESCO Variable
   Investment Funds, Inc.
  . INVESCO VIF--Equity
    Income Fund(/4/)                0.75%       None          0.33%               1.08%
  . INVESCO VIF--
    Technology Fund(/4/)            0.72%       None          0.30%               1.02%
  . INVESCO VIF--Utilities
    Fund(/4/)                       0.60%       None          0.62%               1.22%
----------------------------------------------------------------------------------------------

                                                                           Total(/2/) Portfolio
                                                       Other(/2/) Expenses       Expenses
                            Management Fee(/2/) 12b-1      (after any        (after waiver or
  Portfolio                 (after any waiver)  Fees     reimbursement)       reimbursement)
-----------------------------------------------------------------------------------------------
  MFS(R) Variable Insur-
   ance Trust(SM)(/5/)
  . MFS(R) Emerging Growth
    Series                         0.75%        None          0.10%                0.85%
  . MFS(R) Investors Trust
    Series                         0.75%        None          0.12%                0.87%
  . MFS(R) Research Series         0.75%        None          0.10%                0.85%
  . MFS(R) Total Return
    Series                         0.75%        None          0.15%                0.90%
-----------------------------------------------------------------------------------------------
  Strong Variable Insur-
   ance Funds, Inc.
  . Strong Discovery Fund
    II                             1.00%        None          0.22%                1.22%
  . Strong Mid Cap Growth
    Fund II                        1.00%        None          0.15%                1.15%
-----------------------------------------------------------------------------------------------
  Strong Opportunity Fund
  II, Inc.
  . Strong Opportunity
    Fund II                        1.00%        None          0.11%                1.11%
-----------------------------------------------------------------------------------------------
  Franklin Templeton Vari-
   able Insurance Products
   Trust(/6/)
  . Templeton Asset Strat-
    egy Fund--Class 2              0.60%        0.25%         0.22%                1.07%
  . Templeton Interna-
    tional Securities
    Fund--Class 2                  0.67%        0.25%         0.20%                1.12%

(/1/) These expenses are deducted directly from the assets of the underlying mutual fund portfolios and therefore reduce their net asset value. The investment advisor of each underlying mutual fund supplied the above information, and we have not independently verified it. The expenses shown are those incurred for the year ended December 31, 2000. Current or future expenses may be greater or less than those shown. See the underlying mutual funds' prospectus for more complete information.
(/2/) With respect to certain Portfolios, the Portfolio's investment advisor is waiving part or all of its Management Fee and reimbursing part or all of the Other Expenses. Absent the waivers or reimbursements, the 2000 expenses of these Portfolios would have been as indicated below:

                                                                      Total Portfolio
                                                      Other Expenses  Annual Expenses
                              Management Fee    12b-1  (before any   (before waiver or
  Portfolio                 (before any waiver) Fees  reimbursement)  reimbursement)
--------------------------------------------------------------------------------------
  Deutsche VIT EAFE(R) Eq-
   uity Index Fund                 0.45%        None       0.47%           0.92%
  Deutsche VIT Small Cap
   Index Fund                      0.35%        None       0.34%           0.69%
  Evergreen VA Equity In-
   dex Fund                        0.32%        None       0.22%           0.54%
  Evergreen VA Global
   Leaders Fund                    0.87%        None       0.29%           1.16%
  Evergreen VA Small Cap
   Value Fund                      0.87%        None       0.29%           1.14%
  INVESCO VIF--Utilities
   Fund                            0.60%        None       0.81%           1.41%
  Strong Discovery Fund II         1.00%        None       0.25%           1.25%
  Strong Mid Cap Growth
   Fund II                         1.00%        None       0.16%           1.16%
  Strong Opportunity Fund
   II                              1.00%        None       0.18%           1.18%

(/3/) Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive the fees and to reimburse the Funds for certain expenses so that total operating expenses will not exceed the current expense cap listed.

(/4/) Each INVESCO Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because their custodian fees were reduced under expense offset arrangements.
(/5/) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the offset of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had those fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
   0.84% for Emerging Growth Series
   0.86% for Investors Trust Series
   0.84% for Research Series
   0.89% for Total Return Series
(/6/) Class 2 of the Franklin Templeton Variable Insurance Products Trust has a distribution plan or "Rule 12-b-1 plan" that is described in the Fund's prospectus.

Taxes

   We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. (See "Tax Status of the Policy.") Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan or withdrawal, surrender the policy, or we pay the maturity benefit. Under certain circumstances, a policy could be treated as a modified endowment contract. See "Tax Considerations" for a discussion of when distributions, such as withdrawals, surrenders and loans, from policy value could be subject to Federal income tax and penalty tax. Modified endowment contracts receive less favorable tax treatment than other life insurance policies.

Cash Benefits

   Your policy value is the sum of the amounts allocated to the variable subaccounts (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charge) may be substantially less than the premiums paid.

   Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy's cash surrender value. Policy loans reduce the amount available for allocations and transfers. Policy loans may have tax consequences. (See "Tax Considerations.")

   Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences. (See "Tax Considerations.")

   Withdrawal. You generally may make a withdrawal from the net cash surrender value at any time during the insured's life, provided that the policy has sufficient net cash surrender value remaining. Withdrawals may have tax consequences. (See "Tax Considerations.")

Death Benefit

   You must select one of two death benefit options under the policy:

(a) Option A: the greater of the policy's base face amount or a multiple of its policy value; or

(b) Option B: the greater of (i) the policy's base face amount plus its policy value or (ii) a multiple of its policy value.

The total death benefit equals the base death benefit above, plus any amounts provided by the adjustable term insurance rider and any other riders payable on the death of the insured.

   Subject to certain limits, you may change the policy's face amount and death benefit option.

   The policy's no-lapse guarantee feature will keep the policy in force during the first three policy years even if there is insufficient net cash surrender value to pay the cost of insurance and other periodic charges. The no-lapse guarantee remains effective during the first three policy years so long as cumulative premiums paid on the policy, less gross withdrawals and any outstanding loan balance, equals or exceeds the cumulative no-lapse monthly premiums for the number of months the policy has been in force.

   An optional death benefit guarantee rider is available, which provides that the base face amount will remain in force if you pay a certain level of premiums. This rider allows you to choose one of two guarantee periods at the time of application:

 .  to the later of the insured's age 65 or 10 years, or

 .  for the lifetime of the insured, or to the maturity date.

Each guarantee period requires the payment of higher premiums, and the guarantee does not apply to any rider benefits. As long as the guarantee is in force, we will deduct a monthly charge for the rider from your policy value. This optional benefit rider is not available in all states. (See "Appendix D.")

Termination

   There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable subaccounts (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy.

   If the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due, and the no-lapse guarantee or an optional death benefit guarantee is not in effect, then the policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Other Information

   Free Look: For a limited time after the policy's effective date, you may cancel the policy and receive a full refund of all premiums paid.

   Supplemental Benefits: Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. In addition to the optional death benefit guarantee rider previously described, other benefits currently available under the policy are:

 .  accelerated death benefit rider;

 .  accidental death benefit rider;

 .  additional insured term insurance rider;

 .  adjustable term insurance rider;

 .  change of person insured rider;

 .  children's term insurance rider;

 .  disability waiver of monthly deductions rider;

 .  disability waiver of specified premium rider; and

 .  option to purchase additional insurance rider.

   Other supplemental benefits may also be available, and all benefits may not be available in all states.

   Transfers: Within certain limits, you (or your registered representative, if written authorization is on file) may transfer all or part of your policy value among the variable subaccounts and the fixed account.

   Dollar-Cost Averaging: You may have automatic transfers of a predetermined amount made from the fixed account or the money market variable subaccount to other variable subaccounts. Certain minimums and other restrictions apply.

   Automatic Asset Rebalancing: You may have automatic transfers occur at selected intervals that will reallocate your policy value according to your premium allocation percentage for new premiums. Certain minimums and other restrictions apply.

   Illustrations: Sample projections of hypothetical death benefits and policy values are in Appendix A to this prospectus. These projections may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b) compare the policy to other life insurance policies.

   The projections also show the value of the annual premiums accumulated with interest and demonstrate that the cash surrender value may be low (compared to the premiums plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

Tax-Free "Section 1035" Exchanges

   You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

   Financial Information: Our financial statements and those for the Variable Account are in Appendix E to this prospectus.

   State Variations: Certain provisions of your policy may be different than the general description in this prospectus because of legal requirements in your state. All riders and options are not available in all states (See "Appendix D"). Contact your registered representative or our administrative office for specific information.

Inquiries

   If you have questions about your policy or need to make changes, contact your registered representative who sold you the policy, or contact us at:

  United Investors Life Insurance Company
  Administrative Office
  2001 Third Avenue South (35233)
  P.O. Box 10287
  Birmingham, Alabama 35202-0287
  Telephone: (800) 340-3787

--------------------------------------------------------------------------------

   The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds' prospectuses carefully before investing.

                    Titanium Universal Life Variable Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The variable subaccounts are divisions of the Titanium Universal Life Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on September 15, 1999. The Variable Account will receive and invest the premiums allocated to the variable subaccounts. Our Variable Account is currently divided into 32 subaccounts. Each subaccount invests exclusively in shares of a single mutual fund portfolio. Income, gains and losses arising from the assets of each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable subaccounts under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

   The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

The Portfolios

   Each subaccount of the Variable Account invests exclusively in shares of a particular mutual fund portfolio. The assets of each portfolio are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   The investment objectives and policies of each mutual fund portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the prospectuses of the portfolios which accompany this prospectus.

   The following 32 mutual fund portfolios are currently offered to policy owners through the subaccounts of the Variable Account:

  Portfolio            Investment Objective and Certain Policies
------------------------------------------------------------------------------------------
  AIM V.I. Capital     Seeks growth of capital through investment in common stocks.
  Appreciation Fund    Invests principally in common stock of companies believed to be likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.
------------------------------------------------------------------------------------------
  AIM V.I.             Seeks growth of capital by investing principally in seasoned and
  Growth Fund          better capitalized companies considered to have strong earnings momentum.
------------------------------------------------------------------------------------------
  AIM V.I. Growth and  Seeks growth of capital with a secondary objective of current
  Income Fund          income. Invests at least 65% of the value of its net assets in securities of established companies that have long-term, above-
                       average growth in earnings and dividends, and growth companies that have potential for above-average growth in earnings and dividends.
------------------------------------------------------------------------------------------
  AIM V.I.             Seeks long-term growth of capital by investing in a diversified
  International        portfolio of international equity securities whose issuers are
  Equity Fund          considered to have strong earnings momentum. The fund intends to invest at least 75% of its net assets in marketable equity securities of foreign companies, emphasizing investment in companies in the developed countries of Western Europe and the
                       Pacific Basin.
------------------------------------------------------------------------------------------
  AIM V.I.             Seeks long-term growth of capital. Income is a secondary objective.
  Value Fund           Invests primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.
------------------------------------------------------------------------------------------
  Alger American       Seeks long-term capital appreciation. It focuses on growing
  Growth Portfolio     companies that generally have broad product lines, markets, financial resources and depth of management. Under normal
                       circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.
------------------------------------------------------------------------------------------
  Alger American       Primarily seeks to provide a high level of dividend income; its
  Income &             secondary goal is to provide capital appreciation. The portfolio
  Growth Portfolio     invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.
------------------------------------------------------------------------------------------
  Alger American       Seeks long-term capital appreciation. Under normal portfolio
  Leveraged AllCap     invests in the equity securities of companies of any size which
  Portfolio            demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
------------------------------------------------------------------------------------------
  Alger American       Seeks long-term capital appreciation. It focuses on mid-size
  MidCap Growth        companies with promising growth potential. Under normal
  Portfolio            circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P(R) MidCap 400 Index.

  Portfolio            Investment Objective and Certain Policies
------------------------------------------------------------------------------------------
  Alger American       Seeks long-term capital appreciation. It focuses on small, fast-
  Small                growing companies that offer innovative products, services or
  Capitalization       technologies to a rapidly expanding marketplace. Under normal
  Portfolio            circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small
                       capitalization company is one that has a market capitalization within the range of the Russell 2000(R) Growth Index or the S&P(R)
                       SmallCap 600 Index.
------------------------------------------------------------------------------------------
  Deutsche VIT         Seeks to match as closely as possible, before expenses, the risk
  EAFE(R) Equity       and return characteristics of the Morgan Stanley Capital
  Index Fund           International (MSCI) EAFE(R) Index, which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.
                       The EAFE(R) Index is the exclusive property of Morgan Stanley
                       Capital International, a service of Morgan Stanley, and is licensed for use by the Fund's investment advisor.
------------------------------------------------------------------------------------------
  Deutsche VIT         Seeks to match as closely as possible, before expenses, the risk
  Small Cap Index      and return characteristics of the Russell 2000(R) Small Stock Index
  Fund                 which emphasizes stocks of small United States companies. Russell
                       2000(R) is a trademark of the Frank Russell Company and has been licenced for use by the fund's investment advisor.
------------------------------------------------------------------------------------------
  Dreyfus VIF-         Seeks long-term capital growth consistent with the preservation of
  Appreciation         capital; current income is a secondary goal. The portfolio invests
  Portfolio            in common stocks focusing on 'blue chip' companies with total market values of more than $5 billion at the time of purchase.
------------------------------------------------------------------------------------------
  Dreyfus VIF-Money    Seeks as high a level of current income as is consistent with the
  Market Portfolio     preservation of capital and the maintenance of liquidity. As a money market, the portfolio is subject to maturity, quality and diversification requirements designed to help maintain a stable share price of $1.00. The portfolio invests in a diversified portfolio of high-quality, short-term debt securities.
------------------------------------------------------------------------------------------
  Dreyfus VIF-Quality  Seeks to maximize current income as is consistent with the
  Bond Portfolio       preservation of capital and the maintenance of liquidity. The portfolio invests at least 80% of net assets in fixed-income securities, including mortgage-related securities, collateralized mortgage obligations and asset-backed securities, that, when purchased, are rated A or better, or are at the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
------------------------------------------------------------------------------------------
  Dreyfus Socially     Seeks to provide capital growth, with current income as a secondary
  Responsible          goal. To pursue these goals, the fund invests primarily in the
  Growth Fund, Inc.    common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.
------------------------------------------------------------------------------------------
  Evergreen VA         Seeks investment results that achieve price and yield performance
  Equity Index Fund    similar to the Standard and Poor's 500 Composite Stock Price Index
                       (S&P 500 Index). The fund's investment advisor uses a passive management approach and purchases all or a representative sample of the stocks comprising the S&P 500 Index which is an un-managed index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general.
------------------------------------------------------------------------------------------
  Evergreen VA         Seeks, in order of priority, capital growth, preservation of
  Foundation Fund      capital, and reasonable income. The fund invests principally in a combination of equity and debt securities. Common stocks are selected on potential for capital growth. Fixed income securities are selected based on investment advisor's projections of interest rates, varying amounts and maturities in order to achieve capital
                                                                               (continued)

  Portfolio               Investment Objective and Certain Policies
---------------------------------------------------------------------------------------------
  Evergreen VA            protection and, when possible, capital growth. Under normal
  Foundation Fund         circumstances, the fund anticipates that at least 25% of its net
  (continued)             assets will consist of fixed income securities.
---------------------------------------------------------------------------------------------
  Evergreen VA            Seeks to provide investors with long-term capital growth. The fund
  Global Leaders          normally invests at least 65% of its assets in a diversified
  Fund                    portfolio of companies located in the world's major industrialized countries. The fund will make investments in no less than three countries, which may include the U.S., but may invest more than 25%
                          of its total assets in one country. The fund invests in the best
                          100 companies which are selected by the investment advisor based on qualitative and quantitative criteria such as high return on equity, consistent earnings growth and established market presence.
---------------------------------------------------------------------------------------------
  Evergreen VA            Seeks current income and capital growth in the value of its shares.
  Small Cap Value         The fund invests primarily in common stocks and convertible
  Fund                    preferred stocks of small companies (less than $1.5 billion in market capitalization). The fund seeks to limit the investment risk of small company investing by seeking stocks that produce regular income and trade below what the manager considers their intrinsic value. The fund looks specifically for various growth triggers, or catalysts, that will bring the stock's price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential.
---------------------------------------------------------------------------------------------
  INVESCO VIF-            Primary goal is high total return through both growth and current
  Equity Income           income. The fund invests primarily in dividend-paying common and
  Fund                    preferred stocks. Although it focuses on the stocks of larger companies with a strong record of paying dividends, the fund's assets may be invested in equity securities that do not pay regular dividends.
---------------------------------------------------------------------------------------------
  INVESCO VIF-            Seeks capital appreciation and invests in strong growth companies
  Technology Fund         engaged in various technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, internet, IT services and consulting, oceanography, office and factory automation,
                          networking, robotics and video. The fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a fund share may rise or fall rapidly.
---------------------------------------------------------------------------------------------
  INVESCO VIF-            Seeks capital appreciation and income through investments in
  Utilities Fund          companies that produce, generate, transmit or distribute natural gas or electricity, and in companies that provide telecommunication services including local, long distance and wireless, and excluding broadcasting. In general, the fund emphasizes strongly managed companies that INVESCO believes will generate above-average growth rates for the next three to five years.
---------------------------------------------------------------------------------------------
  MFS(R) Emerging         Seeks to provide long-term growth of capital. The series normally
  Growth Series           invests at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible
                          securities and depositary receipts for those securities, of emerging growth companies.
---------------------------------------------------------------------------------------------
  MFS(R) Investors Trust  Seeks mainly to provide long-term growth of capital and secondarily
  Series*                 to provide reasonable current income. The series normally invests at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series generally focuses on companies with larger market capitalizations that are believed to have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

* Effective May 1, 2001, the MFS(R) Growth with Income Series changed its name to MFS(R) Investors Trust Series. The objective of the series also changed.

  Portfolio           Investment Objective and Certain Policies
-----------------------------------------------------------------------------------------
  MFS(R) Research     Seeks to provide long-term growth of capital and future income. The
  Series              series normally invests at least 80% of its total assets in common stocks and related securities, such as preferred stocks,
                      convertible securities and depositary receipts. The series focuses on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management.
-----------------------------------------------------------------------------------------
  MFS(R) Total        Seeks primarily to provide above-average income (compared to a
  Return Series       portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide opportunity for growth of capital and income. The series is a
                      "balanced fund" and invests in a combination of equity and fixed income securities.
-----------------------------------------------------------------------------------------
  Strong Discovery    Seeks capital growth. The fund invests in a diversified portfolio
  Fund II             of common stocks from small, medium, and large-capitalization companies. The fund has an active trading approach.
-----------------------------------------------------------------------------------------
  Strong Mid Cap      The Mid-Cap Growth Fund II seeks capital appreciation. The fund
  Growth Fund II      invests at least 65% of its assets in stocks of medium-
                      capitalization companies that the Fund's managers believe have favorable prospects for accelerating growth of earnings, cash flow or asset value.
-----------------------------------------------------------------------------------------
  Strong Opportunity  Seeks capital growth. The fund invests primarily in stocks of
  Fund II             medium-capitalization companies that the fund's manager believes are underpriced, yet have attractive growth prospects. The manager assesses companies based on a "private market value," the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential.
-----------------------------------------------------------------------------------------
  Templeton Asset     Seeks high total return. Invests in equity securities of companies
  Strategy Fund       of any country, debt securities of companies and governments of any country, and in money market instruments. The mix of investments will be adjusted to capitalize on total return potential produced by changing economic conditions throughout the world. The fund may invest in emerging markets.
-----------------------------------------------------------------------------------------
  Templeton           Seeks long-term capital growth. Invests primarily in equity
  International       securities of companies located outside the United States,
  Securities Fund     including emerging markets.

   Each mutual fund portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the portfolios which accompany this prospectus.

   These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor or manager and the same investment objectives and policies, and a very similar name.

   We may receive payments or revenues from some or all of the mutual fund portfolios or their investment advisors. The amount we receive, if any, may be different for different portfolios, may be substantial, and may depend on how much of our policy value is invested in the applicable portfolios.

Fixed Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the "fixed account." It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

   The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3.5%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate will be guaranteed for at least a one-year period. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 3.5% per year. We may credit interest at a rate in excess of 3.5% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 3.5% per year. The fixed account may not be available in all states.

   Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

   As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See "Transfers.")

The Policy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Applying for a Policy

   To purchase a policy, you must complete an application, submit it to our administrative office (at the address listed in the "Inquiries" section of this prospectus), and pay an initial premium which varies by age, sex and risk class. (See "Premiums" below.) The initial premium must be paid prior to the policy's effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy's effective date. If the proposed insured dies before the policy's effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a conditional receipt is in effect).

   Generally, we will issue a policy covering an insured up to attained age 75 (on the policy's effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right not to accept an application for any lawful reason.

State Variations

   Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Some of these variations are noted in "Appendix D" to this prospectus. See your registered representative or contact our administrative office for additional information that may be applicable to your state.

Conditional Receipt

   You may be given a "conditional receipt" when you apply for a policy, if you pay an initial premium (or a "conditional deposit") equal to at least one no-lapse monthly premium. However, even if you are given a conditional receipt, no life insurance will take effect earlier than the policy delivery date unless all of the conditions of the conditional receipt are met. These conditions are specified in the conditional receipt. If these conditions are not met, then we have no liability except to return the initial premium.

   The maximum amount of insurance available under a conditional receipt is $500,000. Until we approve the application and issue the policy (on its effective date), your premium is not invested (in either the variable or the fixed account) and you have no policy value.

   The terms of the conditional receipt may depend on requirements of your state, and it may have a different name.

"Free Look" Right to Cancel the Policy

   During the "free look" period, you may cancel your policy and receive a refund of all premiums paid. The "free look" period expires the later of:

  (a) 20 days after you receive your policy; or

  (b) 45 days after you sign the application for the policy.

   Some states may require a longer period or a different refund amount. In order to cancel the policy, you must return it by mail or other delivery to our administrative office or to the registered representative who sold it to you before the end of the "free look" period.

Premiums

   The premium amounts sufficient to fund a policy depend on a number of factors, such as:

  (a) the age, sex and risk class of the proposed insured;

  (b) the face amount of the policy;

  (c) any supplemental benefits under the policy; and

  (d) the investment performance of the portfolios you choose.

   The initial premium must be at least equal to the no-lapse monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25.00 (or the no-lapse monthly premium, if less). We will give you 90 days' advance written notice if we change this minimum.

   Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See "Tax Considerations.")

   Planned Premiums. When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly, quarterly, semi-annually or annually via automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the minimum noted above), or skip a planned premium entirely. However, paying the planned premiums does not mean that your policy will never lapse. (See "Premiums to Prevent Termination" below.) You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy's face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See "Changing the Face Amount.")

   Premiums to Prevent Termination. If the investment performance of the policy's variable subaccounts is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the no-lapse guarantee or an optional death benefit guarantee is in effect.

   If the no-lapse guarantee or an optional death benefit guarantee is not in effect on a monthly processing date and either

  (a) the net cash surrender value is less than the monthly deduction, or

  (b) the loan balance exceeds the cash surrender value,

then the policy will enter a grace period and terminate without value unless additional premiums are paid. (See "Monthly Deduction" and "No-Lapse Guarantee.") This can occur even if you have paid all planned premiums in full and on time.

   You will have a 61-day grace period to pay a premium sufficient to cover the monthly deduction. We will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). The grace period will begin when the notice is sent, and your policy will remain in effect during the grace period. (See "Amount of Death Benefit Payable" and "Effect of Policy Loan.") The payment required (called the "grace period premium") will not exceed:

  (a) the amount by which the loan balance exceeds the cash surrender value;
  plus

  (b) any accrued and unpaid monthly deductions as of the date of the notice;
  plus

  (c) an amount sufficient to cover the next two monthly deductions.

   If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See "Other Policy Provisions" for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured's death and for any loan balance.

   No-Lapse Guarantee. During the first three policy years, the policy will continue in force so long as total premiums paid, less gross withdrawals and any loan balance, are at least equal to the cumulative amount of no-lapse monthly premiums for the number of policy months the policy has been in force. If this requirement is met, the policy will remain in force regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the no-lapse monthly premium changes after the policy's effective date, the total premium amount required will be based on each no-lapse monthly premium amount and the number of months for which each applies. Your no-lapse monthly premium will be specified on your policy data page.

   The cash surrender value at the third policy anniversary may be zero or less. If so, then payment of additional premiums will be required to prevent the policy from lapsing.

   Optional Death Benefit Guarantee. An optional death benefit guarantee rider is also available, that will extend the period during which the base face amount will remain in effect even if your net cash surrender value is insufficient to pay monthly deductions. The guarantee does not apply to any rider benefits, including the adjustable term insurance rider, and these additional benefits may lapse even though the base face amount remains in force. One of two guarantee periods may be chosen when you apply for the policy:

  (a) to the later of the insured's age 65 or 10 policy years, or

  (b) for the lifetime of the insured, or to the maturity date.

   Each guarantee requires the payment of premiums each month higher than the no-lapse monthly premium. We include the higher required premium in your policy for whichever guarantee period you choose, and will send revised policy pages if the required premium changes due to a change in your benefits. At the end of the first three years, and each monthly processing date thereafter, the guarantee will not stay in effect unless total premiums paid, less gross withdrawals and any loan balance, equals or exceeds the cumulative amount of required monthly premiums for the number of policy months the policy has been in force. If the death benefit guarantee rider terminates due to insufficient premium payments, it may not be restored or reinstated by payment of additional premiums.

   As long the death benefit guarantee rider is in force, we will deduct an additional monthly charge for the guarantee from your policy value. This charge is currently $0.005 per $1,000 of base face amount each month. We can increase this charge, but it is guaranteed not to exceed $0.01 per $1,000 of base face amount each month. This optional benefit can only be added when we issue your policy, and is not available in all states. (See "Appendix D.")

   Crediting Premiums to the Policy. On the policy's effective date, the initial net premium will be credited to the policy and allocated among the variable subaccounts and the fixed account according to the premium allocations that you select. Any additional net premium received will be credited to the policy on the date we receive it, or the next business day thereafter (if the day we receive it is not a business day, or if it is received after 4 p.m. Eastern time).

   Net Premium Allocations. When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable subaccount and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. You or your registered representative may also make telephone requests (if we have your written authorization for telephone requests on file). The change will apply to all premiums received after we receive your instructions, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Transfers

   You may transfer all or part of your variable account value to one or more of the other variable subaccounts or to the fixed account. There is a $25 charge for each transfer after twelve in a policy year. You may transfer amounts from the fixed account to one or more variable subaccounts only once each policy year. We also reserve the right to limit the maximum amount you can transfer out of the fixed account to the greater of:

  (a) 25% of the prior policy anniversary's unloaned fixed account value; or

  (b) the amount of the prior policy year's transfer.

   The minimum amount that may be transferred out of a variable subaccount or the fixed account is $100 or, if less, the policy value in the variable subaccount or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

   Transfer requests may be made by satisfactory written requests, or you or your registered representative may make telephone requests (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request at our administrative office if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See "Requesting Payments.") We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

   If we allow telephone requests, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with telephone transactions that don't occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

   The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected, or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege. We also reserve the right to require that all transfer requests be made by the owner personally, and not by the registered representative or by any other third party holding a power of attorney. In addition, we can require that each transfer request be made by a separate communication, and we can require that a transfer be submitted in writing and manually signed by the owner.

Dollar-Cost Averaging

   The dollar-cost averaging program permits you to systematically transfer an amount from the fixed account or the money market variable subaccount to the other variable subaccounts on a periodic basis prior to the policy's maturity date. The amount transferred may be (1) a specified dollar amount from each account, or (2) a percentage of the value in each account, or (3) an amount determined from a beginning date to an ending date you select, by reducing the value in each account to zero over the specified period. Dollar-cost averaging may occur on the same day of the month either monthly, quarterly, semi-annually, or annually. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

   The minimum automatic transfer of a specified dollar amount is $100. If the transfer is to be made to more than one variable subaccount, a minimum of $25 must be transferred to each variable subaccount selected.

   The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

   You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the fixed account or money market variable subaccount you are transferring from is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12 free transfers discussed above. We reserve the right to modify or discontinue offering the dollar-cost averaging program at any time and for any reason. Another method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable subaccounts you desire.

Automatic Asset Rebalancing

   Automatic asset rebalancing allows you to set up transfers to occur at selected intervals that will reallocate your policy value according to your current premium allocation percentages. After the transfers, the ratio of the value in each investment option to the value for all the investment options included in automatic rebalancing will equal the percentages chosen by you for each investment option. You may change your allocation percentages for automatic rebalancing at any time. Automatic rebalancing may occur on the same day of the month either quarterly, semi-annually, or annually. If you select the fixed account or the money market variable subaccount in the dollar-cost averaging program, you may not include that option in your automatic asset rebalancing program.

   Automatic asset rebalancing provides you with a method for maintaining a consistent approach to investing your policy value over time, and simplifies asset allocation among those investments that you and your advisor have determined represent the appropriate mix at any particular time. You should consider, however, that transfers will be made from investments which have outperformed other investment options since the last reallocation of your policy value to less successful investment options. Automatic rebalancing does not assure a higher or lower investment return over short or long term horizons.

   You may elect to participate in the automatic rebalancing program at any time by sending a written request to our administrative office. Once elected, automatic rebalancing remains in effect from the date we receive your request until you cancel your participation in the program by written request or by telephone. There is no additional charge for automatic rebalancing. A transfer under this program is not counted as a transfer for purposes of the 12 free transfers discussed above. We reserve the right to modify or discontinue offering automatic rebalancing at any time and for any reason.

Surrender of the Policy

   You may surrender your policy at any time for its net cash surrender value. (See "Requesting Payments.") The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See "Surrender Charge.") Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. Surrendering the policy may have tax consequences. (See "Tax Considerations.")

Withdrawals

   You may make withdrawals under your policy at any time during the insured's life and before the policy has terminated. (See "Requesting Payments.") Requests for withdrawals must be made in writing. The minimum withdrawal amount is $500. The net cash surrender value remaining after a withdrawal must be at least $500.

   For each withdrawal after the first in a policy year, there is a transaction charge equal to the lesser of $25 or 2% of the withdrawal amount. If death benefit option A is in effect, a withdrawal may reduce the base face amount of your policy. (See "Effect of Withdrawals on the Death Benefit.") A portion of the surrender charge will be deducted based on the amount of the decrease in base face amount caused by the withdrawal. (See "Surrender Charge.") The amount of the withdrawal plus any applicable surrender charge and transaction charge is called the gross withdrawal.

   When you request a withdrawal, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the gross withdrawal will be deducted from your policy value in the variable subaccounts and the fixed account on a pro rata basis. Withdrawals may have tax consequences. (See "Tax Considerations.")

Loan Benefits

   You may borrow up to 90% of your cash surrender value at any time by submitting a written request to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charge. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $100. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See "Premiums to Prevent Termination.") Policy loans may have income tax consequences. (See "Tax Considerations.")

   When a loan is made, an amount equal to the requested loan and any loan interest must remain in the fixed account or be transferred from variable subaccounts to the fixed account. The amount to be transferred will be deducted from each variable subaccount in the same proportion that the value of each variable subaccount bears to your variable account value unless you specify one or more variable subaccounts from which the loan is to be made.

   Interest. We will charge interest daily on any outstanding loan at an effective annual rate of 4.75%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable subaccounts in the same proportion that the value of each variable subaccount bears to your variable account value. On each monthly processing date, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

   We may also credit additional interest (currently up to an effective annual rate of 0.75%) on any preferred loan amount. Preferred loans are available each policy year following the tenth policy anniversary. The amount available as a preferred loan is 10% of the net policy value, which is the policy value minus any existing loan balance. The policy value will be determined at the time of the loan. If you do not borrow the maximum preferred loan amount in a policy year, the unused amount is not available to increase the preferred loan amount in any subsequent policy year.

   Loan Repayment. You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $100 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable subaccount will be transferred from the fixed account to increase the value in that variable subaccount. The repayment will be allocated among the variable subaccounts and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

   Effect of Policy Loan. A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable subaccounts may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable subaccounts and greater if the fixed account net interest rate is higher than the investment return of the applicable variable subaccounts.

   Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

   Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly processing date and the no-lapse guarantee or an optional death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

   Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the "Tax Considerations" section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Requesting Payments

   Written requests for payment must be sent to our administrative office or given to an authorized United Investors registered representative for forwarding to this office. We will ordinarily pay any death benefit, loan amount, withdrawal amounts or the net cash surrender value within seven days after we receive (at our administrative office) all the documents required for such a payment. Other than the death benefit, which is determined as of the date of the insured's death, the amount of any payment will be determined as of the date our administrative office receives all required documents.

   Telephone requests may be allowed by us in certain circumstances.

   We may delay making a payment of any amount from the variable subaccounts or processing a transfer request if:

  (a) the disposal or valuation of the Variable Account's assets is not reasonably practicable because

    (i) the New York Stock Exchange is closed for other than a regular holiday or weekend,

    (ii)  trading is restricted by the SEC, or

    (iii)  the SEC declares that an emergency exists; or

  (b) the SEC by order permits postponement of payment to protect our policy owners.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 3.5%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

   The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors representative can explain these options to you. None of these options varies with the investment performance of a variable subaccount because they are all forms of fixed-benefit annuities.

Policy Changes

   We may make changes in the policy at any time if we believe the changes are necessary:

  (a) to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

  (b) to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

  (c) to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid.

Reports to Owners

   At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable subaccount in which you have policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums (except for premiums paid by automatic deduction from your checking account), make a withdrawal, make transfers, or take out a policy loan. Other items (e.g., monthly deductions and premiums paid by automatic deduction from your checking account) will be confirmed only in the annual or other periodic report.

Other Policy Provisions

   The policy contains provisions addressing the following matters:

   Dividends. The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

   Incontestability. After the policy has been in force during the insured's lifetime for a period of two years from the policy's effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

   Suicide Exclusion. The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy's effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any withdrawals and any loan balance.

   Reinstatement. The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

  (a) submit an application for reinstatement;

  (b) provide evidence of insurability satisfactory to us;

  (c) agree to the reduction of the policy value by any loan balance; and

  (d) pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly processing date on or following the day we approve the application for reinstatement. (See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the net cash surrender value.

   Misstatement of Age or Sex. The death benefit will be adjusted if the insured's age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

   Automatic Continuation of Benefits. If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under "Premiums to Prevent Termination." Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

   Entire Contract. The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Assignment and Change of Owner

   You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See "Tax Considerations.") You may change the policy owner by sending a written request to us while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request. A change of policy owner may have tax consequences. (See "Tax Considerations.") A change of policy owner does not change the beneficiary designation. (See "Beneficiary.") Any such assignment or change must be in a written form acceptable to us.

Death Benefits
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   If the insured dies while the policy is in force and prior to the policy's maturity date, we will pay the death benefit when we receive satisfactory proof at our administrative office of the insured's death. (See "Requesting Payments.") The death benefit will be paid to the beneficiary.

Amount of Death Benefit Payable

   The amount of death benefit payable is:

  (a) the base death benefit determined under the death benefit option in effect on the date of the insured's death; plus

  (b) any supplemental benefits provided by riders, including the adjustable term insurance rider; minus

  (c) any loan balance on that date; minus

  (d) any past due monthly deductions (if death occurred during a grace period).

   Under certain circumstances, the amount of the death benefit may be further adjusted. (See "Incontestability" and "Misstatement of Age or Sex.")

Death Benefit Options

   The base death benefit depends on the base face amount, the policy value on the date of death, and the death benefit option in effect on the date of death. The base face amount is the amount of insurance chosen by you for the policy at issue, or as subsequently increased or decreased by you.

   Death Benefit Option A. The base death benefit under option A is the greater of:

  (1) the base face amount at the beginning of the policy month when the death occurs; or

  (2) the policy value on the date of death, multiplied by the applicable death benefit factor from the table of death benefit factors below.

   Under option A, the base death benefit ordinarily will not change.

   Death Benefit Option B. The base death benefit under option B is the greater of:

  (1) the base face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

  (2) the policy value on the date of death, multiplied by the applicable death benefit factor from the table of death benefit factors below.

   Under option B, the base death benefit will vary directly with your policy value.

   (To see how and when investment performance of the policy may begin to affect the death benefit, please see the hypothetical illustrations.)

   Death Benefit Factors. The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured's attained age 40 and declines thereafter as the insured's age increases, as specified in the following table.

                         Table of Death Benefit Factors

  Attained             Attained            Attained            Attained
    Age       Factor     Age      Factor     Age      Factor     Age      Factor
  --------    ------   --------   ------   --------   ------   --------   ------
     41        2.43      51        1.78      61        1.28       71       1.13
     42        2.36      52        1.71      62        1.26       72       1.11
     43        2.29      53        1.64      63        1.24       73       1.09
     44        2.22      54        1.57      64        1.22       74       1.07
     45        2.15      55        1.50      65        1.20     75-90      1.05
     46        2.09      56        1.46      66        1.19       91       1.04
     47        2.03      57        1.42      67        1.18       92       1.03
     48        1.97      58        1.38      68        1.17       93       1.02
     49        1.91      59        1.34      69        1.16       94       1.01
     50        1.85      60        1.30      70        1.15      95+       1.00

   The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Adjustable Term Insurance Rider and Target Face Amount

   An adjustable term insurance rider is available to add death benefit coverage on the primary insured, above the base face amount, up to a "target" face amount (initially chosen by you, within certain limits). The target face amount is the sum of the base face amount and the initial adjustable term insurance rider amount. The amount of the rider at each monthly processing date will be determined so that the sum of the rider amount and the base death benefit is equal to:

  (1) the target face amount, if the death benefit option is A; or
  (2) the target face amount plus the policy value, if the death benefit option is B.

   The rider amount will decrease when the base death benefit begins increasing to maintain the required multiple of the policy value as described above. The adjustable term insurance rider amount may also increase again if the base death benefit decreases as the policy ages.

   If the base death benefit becomes greater than or equal to the target face amount, the amount of the adjustable term insurance rider will become zero. If the rider amount reduces to zero, the rider will not terminate, but will remain attached to the policy in the event that the base death benefit declines below the target face amount again at a later date. The maximum adjustable term insurance rider amount that we will issue is limited to nine times the base face amount.

   The relationship of the death benefit to the target face amount also depends on the death benefit option (in each case, the death benefit will still be reduced by any loan balance or unpaid monthly deductions):

  . Option A: The death benefit is the greater of (1) the base death benefit, or (2) the target face amount.

  . Option B: The death benefit is the greater of (1) the base death benefit, or (2) the target face amount plus the policy value.

   It may be to your economic advantage to use the adjustable term insurance rider as a part of your insurance coverage. Since target premiums, percentage of premium sales loads, and surrender charges are only associated with the base face amount, use of the adjustable term insurance rider can lower the charges associated with the policy. Use of the adjustable term insurance rider may reduce sales compensation. However, there is an extra charge for this rider (i.e., it increases the cost of insurance charge described below) and the optional death benefit guarantee will not apply to any insurance amount provided by the adjustable term insurance rider.

   Calculation of Death Benefit Example. Assume your base face amount is $150,000, the initial adjustable term insurance rider amount is $100,000, death benefit option A is in effect, and there are no loans or unpaid monthly deductions. The target face amount is therefore $250,000, and assuming the policy value changes as shown below, the following amounts will result:

         Death Benefit  Policy  Base Death    Adjustable Term      Death
   Age      Factor      Value    Benefit   Insurance Rider Amount Benefit
   ---   -------------  ------  ---------- ---------------------- -------
   55        1.50      $ 95,000  $150,000         $100,000        $250,000
   56        1.46       105,000   153,300           96,700         250,000
   57        1.42       107,000   151,940           98,060         250,000

Changing the Death Benefit Option

   You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

  (a) each change must be submitted by written request received by our administrative office;

  (b) once you change the death benefit option, you cannot change it again for one year;

  (c) if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy's base face amount will be decreased by an amount equal to the policy value on the date of the change;

  (d) if you change the death benefit option from B to A, the total death benefit will remain the same, and the base face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the base face amount increase.

   The effective date of the change will be the monthly processing date on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. We do not impose a surrender charge for any decrease in the base face amount occurring as a result of the change, and there is no change to the target premium. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing the death benefit option.

Changing the Face Amount

   You select the policy's base face amount and adjustable term insurance rider amount, if any, when you apply for the policy. After the policy has been in force at least one year, you may change the base face amount or the adjustable term insurance rider amount on any monthly processing date subject to the following requirements. Any change in amount must be at least $10,000, and the minimum base face amount after the first policy year is $50,000. Once you change the base face amount or the adjustable term insurance rider amount, you cannot change either amount again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences. You should consult a tax advisor before changing the face amount.

   Increasing the Face Amount. To increase the policy's base face amount or adjustable term insurance rider amount, you must:

  (a) submit an application for the increase;

  (b) submit proof satisfactory to us that the insured is an insurable risk;
      and

  (c) pay any additional premium that is required.

   No increases can be made after the insured reaches attained age 75. An increase will take effect on the monthly processing date on or following the day we approve the application for the increase.

   The risk class that applies for any increase may be different from the risk class that applies for the policy's initial base face amount or any other increase. An increase in the base face amount or the adjustable term insurance rider amount will result in an increase in the no-lapse monthly premium. An increase in the base face amount will also increase the target premium and result in additional administrative and sales surrender charges. (See "Impact of Changes in Base Face Amount on Surrender Charge.") If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

   Decreasing the Face Amount. You may decrease the policy's base face amount or adjustable term insurance rider amount by submitting a written request. The base face amount may not be decreased below the policy's minimum base face amount. The no-lapse monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

  (a) the monthly processing date on or following the day we receive the request; or

  (b) the monthly processing date one year after the date of the last change in face amount.

   A face amount decrease will be used to reduce the face amount in the following order:

  (a) the amount of any adjustable term insurance rider will be reduced until it is equal to zero;

  (b) any previous base face amount increases then in effect will be reduced, starting with the latest increase and continuing in the reverse order in which the increases were made;

  (c) the policy's initial base face amount will be reduced.

   We will deduct a charge from the policy value each time the policy's base face amount is decreased. (See "Impact of Changes in Base Face Amount on Surrender Charge.")

Effect of Withdrawals on the Death Benefit

   A withdrawal will affect your policy's death benefit in the following respects:

  (a) If death benefit option A is in effect, the policy's base face amount will be reduced by the gross withdrawal amount. If the base face amount reflects increases in the policy's initial base face amount, any withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy's initial base face amount.

  (b) If death benefit option B is in effect, the total death benefit is also reduced by the gross withdrawal amount, but the policy's base face amount is not affected.

Beneficiary

   You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured's death, we will pay the death benefit proceeds to you, if living, or to your estate.

Supplemental Benefits

   Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for most supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. More details will be included in your policy if you choose any of these benefits. Some of the supplemental benefits listed below may not be available in all states, and from time to time, we may make available supplemental benefits other than those listed below. Contact your registered representative or our administrative office for a complete list of the supplemental benefits available in your state.

   Terms and conditions for each supplemental benefit are specified in the applicable rider; the following are only brief descriptions.

   Accelerated Death Benefit Rider. This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid.

   Accidental Death Benefit Rider. This benefit will be paid if the insured dies as a result of an accident before age 70.

   Additional Insured Term Insurance Rider. This benefit allows you to provide for death benefits on up to five family members (spouse and/or children).

   Adjustable Term Insurance Rider. This rider is available to add death benefit coverage on the primary insured to your policy. The initial amount of coverage is chosen by you within certain limits, and will reduce to keep the target face amount level if the base death benefit increases due to Internal Revenue Code requirements. (See "Death Benefits.")

   Change of Person Insured Rider. This benefit allows you to change the person insured under the policy. Satisfactory evidence of insurability must be provided for the proposed new insured. Future charges under the policy will change, but the policy value will remain the same as of the date of the change. Changing the person insured under the policy may have tax consequences. There is no additional charge for this rider.

   Children's Term Insurance Rider. This benefit allows you to add death benefit coverage for your children.

   Death Benefit Guarantee Rider. This rider provides that your base face amount will remain in force regardless of the sufficiency of the net cash surrender value for the guarantee period you selected at the time of application, provided certain conditions are met. Both available guarantee periods require the payment of higher premiums, and the guarantee does not apply to any rider benefits. As long as the guarantee is in force, we will deduct a monthly charge from your policy value. This charge is currently $0.005 per $1,000 of base face amount, and is guaranteed never to exceed $0.01 per $1,000 of base face amount. (See "Optional Death Benefit Guarantee" and "Appendix D" for state variations.)

   Disability Waiver of Monthly Deduction Rider. The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy's effective date and prior to age 60. The waiver continues as long as total disability continues. If you add this rider to your policy, you may not add the disability waiver of specified premium rider.

   Disability Waiver of Specified Premium Rider. This benefit provides that we credit a specified premium amount monthly to your policy after the insured has been totally disabled for six months. At the time of application, you select the amount of premium to be credited, subject to our limits. The disability must commence after the policy's effective date and prior to age 60. The waiver continues as long as total disability continues. If you add this rider to your policy, you may not add the disability waiver of monthly deduction rider.

   Option to Purchase Additional Insurance Rider. This rider will allow you to increase your base face amount without providing evidence of insurability. Increases are limited in amount and timing.

Charges and Deductions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables, and some of them are illustrated in the hypothetical illustrations in "Appendix A" to this prospectus. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

Services and benefits we provide include:

  (a) the death benefits, cash and loan benefits provided by the policy;

  (b) funding choices, including net premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs;

  (c) administration of various elective options under the policy (including riders); and

  (d) the distribution of various reports to policy owners.

Costs and expenses we incur include:

  (a) those associated with underwriting applications and changes in face amount and riders;

  (b) various overhead and other expenses associated with providing the services and benefits provided by the policy (and riders);

  (c) sales and marketing expenses;

  (d) Federal, state and local premium and other taxes and fees; and

  (e) other costs of doing business, such as complying with Federal and state regulatory requirements.

Risks we assume include the risks that:

  (a) insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and

  (b) the costs of providing the services and benefits under the policy (and riders) will exceed the charges deducted.

Premium Expense Charges

   We deduct premium expense charges from each premium before allocating the resulting net premium to the policy value. These charges consist of three types:

  (a) 2.5% of each premium is deducted for state premium taxes;

  (b) 1.5% of each premium is deducted for our estimate of the cost of the Federal income tax treatment of deferred acquisition costs; and

  (c) 4% of each premium is deducted as a sales load, until premiums paid equal 10 times the target premium for the policy.

   The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the sales load part of the premium expense charge, and to calculate the sales surrender charge (discussed below). A target premium is determined for the initial base face amount, and an additional target premium is determined for each increase in the base face amount, based on the insured's age, sex, and risk class. The target premium may be more or less than the no-lapse monthly premium depending on any additional benefits that have been added to the policy. Your specific target premium will be specified on the policy data page of your policy.

   An addition to the target premium will be made when the base face amount is increased, and a new sales load will be deducted in determining the net premium. The new sales load will equal 4% of the premiums paid after the effective date of the increase which are allocated to the increase, until the premiums allocated to the increase equal 10 times the increase in the target premium. Premiums paid after the effective date of the increase will be allocated in proportion to the target premium for each portion of the base face amount.

Mortality and Expense Risk Charge

   We deduct a daily charge from assets in the variable subaccounts for certain mortality and expense risks we bear. This charge is at an effective annual rate of 0.75% of the Variable Account assets during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. We guarantee not to increase the mortality and expense risk charge above these annual rates. The mortality and expense risk charge does not apply to fixed account assets. We expect a profit from this charge. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

   We deduct a monthly deduction from your policy value on the policy's effective date and on each monthly processing date. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

  (a) the cost of insurance charge discussed below;

  (b) a monthly policy charge (currently this is $6.00 per month; it may increase to a maximum charge of $30.00 per month for the first policy year and $10.00 per month for renewal years); and

  (c) charges for any supplemental benefits added by riders to the policy. (See "Supplemental Benefits.")

Surrender Charge

   If you surrender the policy before the beginning of the 15th policy year, we will deduct a surrender charge based on its base face amount at issue. We also deduct the surrender charge if you surrender the policy before the beginning of the 15th year following an increase in its base face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A portion of the surrender charge will also be deducted for any base face amount decreases you request, or if the base face amount decreases due to a withdrawal from your policy value. (See "Impact of Changes in Base Face Amount on Surrender Charge.")

   The surrender charge consists of two types of charges, an administrative surrender charge and a sales surrender charge. The administrative surrender charge is $4.00 per $1,000 of base face amount for the first nine policy years (or the first nine years after a base face amount increase) and declines each year thereafter until it reaches zero after the fifteenth year:

  Policy Year:            1-9       10       11       12       13       14    15 & up
-------------------------------------------------------------------------------------
  Charge per $1,000      $4.00    $3.33    $2.67    $2.00    $1.33    $0.67    $0.00
  of Base Face Amount:

   The sales surrender charge is a percentage of actual premiums paid up to a maximum based on target premiums. The percentages of premium are:

    Policy Years 1-2: 26% of premium paid up to one target premium, plus 6% of premium paid above one target premium up to two target premiums, plus 5% of premium paid above two target premiums.

    Policy Years 3-9: 46% of premium paid up to one target premium, plus 44% of premium paid above one target premium up to two target premiums.

   The sales surrender charge at the end of the 9th policy year (after the issue date or the date of an increase in the base face amount) will be reduced to zero at the beginning of the 15th policy year by reducing the charge each year by one-sixth of the amount of the charge in effect at the end of the 9th policy year.

   Impact of Changes in Base Face Amount on Surrender Charge. If you request a decrease to the base face amount while surrender charges are in effect, or take a withdrawal that decreases the base face amount, we will deduct a portion of the surrender charge. Decreases in the base face amount as a result of a death benefit option change do not cause a surrender charge deduction. Similarly, increases in the base face amount as a result of death benefit option changes do not result in an increase in the maximum surrender charge. All other increases in the base face amount will increase the maximum surrender charge.

   For decreases that cause a portion of the surrender charge to be deducted, the calculation of the charge varies for each type of surrender charge. The administrative surrender charge deduction will be in proportion to the amount of the base face amount decrease, and the future administrative surrender charge will be reduced by the amount of the deduction.

   The amount of the sales surrender charge deduction will depend on the relationship of the premiums paid to the target premium for each portion of the base face amount. When the decrease is made, the target premium for each portion of the base face amount will be reduced in proportion to the amount of the base face amount decrease. If the new target premium for each portion of the base face amount is greater than or equal to the premiums paid which have been allocated to that portion, there will be no deduction, although the future maximum sales surrender charge will be lower than before the decrease occurred. If the new target premium for each portion of the base face amount is less than the premiums paid which have been allocated to that portion, the deduction will be the difference between the sales surrender charge before the decrease and the sales surrender charge after the decrease. The sales surrender charge after the decrease will be recalculated as if the new target premium for each portion of the base face amount had always been in effect for that portion.

   Calculation of Surrender Charge Example. Assume the base face amount on your policy is $100,000 and the insured is age 50 when the policy was issued. The target premium for the policy is $1,880. Assuming that you pay a $2,500 premium at the beginning of each policy year, the resulting surrender charge for each policy year is:

                         Administrative                     Sales                       Total
       Policy              Surrender                      Surrender                   Surrender
        Year                 Charge                        Charge                      Charge
       ------            --------------                   ---------                   ---------
         1                    $400                          $ 526                       $ 926
         2                     400                            664                       1,064
         3                     400                          1,692                       2,092
         4                     400                          1,692                       2,092
         5                     400                          1,692                       2,092
         6                     400                          1,692                       2,092
         7                     400                          1,692                       2,092
         8                     400                          1,692                       2,092
         9                     400                          1,692                       2,092
        10                     333                          1,410                       1,743
        11                     267                          1,128                       1,395
        12                     200                            846                       1,046
        13                     133                            564                         697
        14                      67                            282                         349
        15                       0                              0                           0

Transaction Charges

   We may charge you for exceeding a certain number of policy transactions in a policy year.

   Withdrawals. For each withdrawal after the first in a policy year, we will deduct the lesser of $25 or 2% of the withdrawal amount from your policy value.

   Transfers between Subaccounts and/or the Fixed Account. We will deduct $25 for each transfer after the 12th in a policy year. Transfers under the dollar cost averaging and the automatic asset rebalancing program are not counted against the limit of 12 free transfers.

   Policy Illustrations. The first illustration of policy values you request each policy year will be free. For subsequent illustration requests each policy year, we will deduct $25 from your policy value.

Other Charges

   In most cases, there is an additional charge for each rider that you elect.

   For information about the investment advisory fees and other expenses incurred by the Portfolios, see the "Summary" of this prospectus and the accompanying prospectuses for the underlying mutual funds.

Cost of Insurance Charge

   The cost of insurance is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly processing date to monthly processing date. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

  (a) is the cost of insurance rate divided by 1,000;

  (b) is the death benefit at the beginning of the policy month; and

  (c) is the policy value at the beginning of the policy month.

   The amount by which the death benefit exceeds the policy value is called the net amount at risk.

   The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge (for both the base face amount and the adjustable term insurance rider) and the cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges. If there is any adjustable term rider amount or if there have been any increases in the base face amount separate charges will be calculated for each portion of the death benefit.

   The cost of insurance rate is the rate applied to the net amount at risk to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured's attained age, sex, and applicable risk class as well as the size of the base face amount and the duration of the policy. We currently place insureds in the following risk classes (available for male or female) when we issue the policy (or approve an increase in the base face amount), based on our underwriting:

   .  Preferred;

   .  Standard Non-Tobacco;

   .  Standard Tobacco;

   .  Substandard Non-Tobacco; and

   .  Substandard Tobacco.

   The original risk class applies to the policy's initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured's circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the base face amount, the policy value will be considered a part of the initial base face amount when the charge is calculated. If the policy value exceeds the initial base face amount, the excess will be considered part of the increases in base face amount in the order of the increases.

   We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, or for substandard classes, a multiple of the tables and/or a flat addition to the tables. (See "Hypothetical Illustrations" in "Appendix A" for examples showing the effects of the cost of insurance charge.)

Reduction in Charges for Certain Groups

   We may waive or reduce the administrative charges, the premium expense charges, the transaction charges and the surrender charges on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy; or

  (b) individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

Policy Values
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Policy Value

   The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy's effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

  (a) the investment performance of the variable subaccounts to which amounts have been allocated;

  (b) interest credited on amounts allocated to the fixed account and loan balance;

  (c) charges;

  (d) transfers;

  (e) withdrawals; and

  (f) policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

   The cash surrender value is the policy value reduced by any surrender charge.

   The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

   The variable account value is the sum of the values of the variable subaccounts under the policy. On the policy's effective date, the value of each variable subaccount is equal to:

  (a) the initial net premium allocated to that variable subaccount; minus

  (b) the portion of the first month's monthly deduction allocated to that variable subaccount.

On any business day thereafter, the value of each variable subaccount is equal to:

  (a) the value of the variable subaccount on the preceding business day, multiplied by the appropriate net investment factor (described below) for the current business day; plus

  (b) the sum of all net premiums allocated to the variable subaccount since the previous business day; plus

  (c) the sum of all loan repayments allocated to the variable subaccount since the previous business day; plus

  (d) the amount of any transfers from other variable subaccounts or the fixed account to the variable subaccount since the previous business day; minus

  (e) the amount of any transfers to other variable subaccounts or to the fixed account, including amounts transferred to secure a policy loan, from the variable subaccount since the previous business day; minus

  (f) the portion of any gross withdrawals, policyholder transaction charges, or charges for any face amount decreases allocated to the variable subaccount since the previous business day; minus

  (g) the portion of the monthly deduction allocated to the variable subaccount since the previous business day.

   Unit Values. When you allocate an amount to a variable subaccount, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable subaccount. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable subaccount by (ii) the variable subaccount's unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

  (a) the allocated portion of the monthly deduction or other charges is taken from the variable subaccount;

  (b) a policy loan is taken from the variable subaccount;

  (c) an amount is transferred from the variable subaccount; or

  (d) a withdrawal is taken from the variable subaccount.

The number of the variable subaccount's units may also decrease if the policy's face amount is decreased because a portion of the surrender charge might be deducted.

   A variable subaccount's unit value is an index we use to measure investment performance. Each variable subaccount's unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. Each variable subaccount's unit value was arbitrarily set at $10.00 when the variable subaccount was established. The unit value is determined on each business day by multiplying the unit value for the variable subaccount on the prior business day by the variable subaccount's net investment factor for the current business day.

   Net Investment Factor. The net investment factor is an index used to measure the investment performance of a variable subaccount from one business day to the next. The net investment factor for any variable subaccount for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is:

    (1) the net asset value per share of the portfolio shares held in the variable subaccount determined at the end of the current business day; plus

    (2) the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable subaccount, if the "ex-dividend" date occurs during the current business day; plus or minus

    (3) a per share charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable subaccount;

  (b) is:

    (1) the net asset value per share of the portfolio shares held in the variable subaccount, determined at the end of the last prior business day; plus or minus

    (2) the charge or credit for any taxes reserved for the last prior business day; and

  (c) is a deduction for the current mortality and expense risk charge for the number of days since the last prior business day.

Fixed Account Value

   On the policy's effective date, the fixed account value is equal to:

  (a) the initial net premium allocated to the fixed account; minus

  (b) the portion of the first month's monthly deduction allocated to the fixed account.

   On any monthly processing date thereafter, the fixed account value is equal to:

  (a) the fixed account value on the preceding monthly processing date; plus

  (b) the sum of all net premiums allocated to the fixed account since the previous monthly processing date; plus

  (c) the sum of all policy loan repayments allocated to the fixed account since the previous monthly processing date; plus

  (d) total interest credited to the fixed account since the previous monthly processing date; plus

  (e) the amount of any transfers from the variable subaccounts to the fixed account, including amounts transferred to secure policy loans, since the previous monthly processing date; minus

  (f) the amount of any transfers from the fixed account to the variable subaccounts since the previous monthly processing date; minus

  (g) the portion of any gross withdrawals, policyholder transaction charges, or charges for any face amount decreases allocated to the fixed account since the previous monthly processing date; minus

  (h) the portion of the monthly deduction allocated to the fixed account since the previous monthly processing date.


Tax Considerations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following discussion is general and is not intended as tax advice.

Introduction

   The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the underlying mutual funds will satisfy these diversification requirements.

   The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

   In General. We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

   Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. Under our current procedures, the policy owner will be notified at the time a policy is issued whether, according to our calculations, the policy is or is not classified as a modified endowment contract based on the premium then received. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

   Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

  (1) First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the "investment in the policy" (described below) at such time.

  (2) Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

  (3) Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

      (a) is made on or after the policy owner reaches actual age 59 1/2

      (b) is attributable to the policy owner's becoming disabled, or

      (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

   If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   Investment in the Policy. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

   Loans. Interest paid on a policy loan generally is not tax-deductible. If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

   Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

   Accelerated Death Benefit Rider. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the policy. (See "Accelerated Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

   Other Policy Owner Tax Matters. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

   Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

   The transfer of the policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of Federal, state, and local estate, inheritance, generation skipping and other taxes.

   Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

   We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under "Charges and Deductions." At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

   On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Other Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

United Investors Life Insurance Company

   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

   Published Ratings. We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable subaccounts. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Sale of the Policies

   United Securities Alliance, Inc., 8 Inverness Drive East, Suite 100, Denver, Colorado, is a principal underwriter of the policies. United Securities Alliance, Inc. is a corporation organized under the laws of the state of Nevada in 1994. First Union Securities, Inc., 301 South College Street, Charlotte, North Carolina, is also a principal underwriter. It is a Delaware corporation organized in 1999. Both underwriters are registered as broker-dealers under the Securities Exchange Act of 1934, and are members of the National Association of Securities Dealers, Inc. The underwriters may enter into written sales agreements with various broker-dealers to aid in the sale of the policies. A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the policies. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We may also make loans to or for the benefit of the principal underwriter.

   We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

   .  the administrative charge;

   .  the withdrawal charge;

   .  the cost of insurance charge;

   .  the mortality and expense risk charge;

   . revenues, if any, received from the underlying portfolios or their managers; and

   . investment earnings on amounts allocated under policies to the fixed account.

   Commissions paid on the policy, including other incentives or payments, are not charged to the policy owners or the Variable Account.

   Pending regulatory approvals, United Investors Life Insurance Company intends to distribute the policy in all state, except New York, and in certain possessions and territories.

Changing the Variable Account

   We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

  (a) add subaccounts to, or remove subaccounts from, the Variable Account;

  (b) combine the Variable Account with other separate accounts;

  (c) replace the shares of a portfolio by substituting shares of another portfolio of the Funds or another investment company

    (1) if shares of the portfolio are no longer available for investment, or

    (2) if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

  (d) end the registration of the Variable Account under the 1940 Act;

  (e) disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

  (f) operate the Variable Account or one or more of its subaccounts in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

Voting of Portfolio Shares

   We are the legal owner of portfolio shares held in the subaccounts of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable subaccounts at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. The mutual funds generally do not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable subaccount corresponding to that portfolio. We will vote shares held in a variable subaccount for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Addition, Deletion, or Substitution of Investments

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the underlying mutual funds that are held by the Variable Account (or any of its subaccounts) or that the Variable Account (or any of its subaccounts) may purchase. We reserve the right to eliminate the shares of any of the portfolios of the underlying mutual funds and to substitute shares of another portfolio of the underlying mutual funds or any other investment vehicle or of another open-end, registered investment company if:

  (a) laws or regulations are changed;

  (b) the shares of the underlying mutual funds or one of its portfolios are no longer available for investment, or;

  (c) in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the Subaccount.

We will not substitute any shares attributable to your interest in a subaccount of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

   We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in a new portfolio of the mutual funds, or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable subaccounts when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable subaccounts to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant.

   In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

  (a) operated as a management company under the Investment Company Act of 1940;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other United Investors separate accounts.

Other Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. That information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

   No legal or administrative proceeding is pending that would have a material effect upon the Variable Account.

Legal Matters

   Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in this prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

   The balance sheets of United Investors Life Insurance Company as of
December 31, 2000 and 1999 and the related statements of operations, comprehensive income, shareholders' equity and cash flow for the years then ended and the balance sheets of Titanium Universal Life Variable Account as of December 31, 2000 and the related statements of operations and changes in net assets for the period ended December 31, 2000 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

   The statements of operations, comprehensive income, shareholders' equity, and cash flows of United Investors Life Insurance Company for the year ended December 31, 1998 have been included herein in reliance upon the report of KPMG LLP (formerly KPMG Peat Marwick LLP), independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Financial Statements

   The financial statements of United Investors, which are included in "Appendix E" to this prospectus, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Appendix A:
Hypothetical Illustrations and Performance Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following illustrations show how certain values under a sample policy change with assumed investment performance over an extended period of time. In particular, they illustrate how policy values, cash surrender values and death benefits under a policy, covering an insured of a given age on the policy's effective date, would vary over time if planned premiums were paid annually and the return on the assets in the variable subaccounts were a uniform gross annual rate of 0%, 6% or 12%, before deduction of any fees and charges, including portfolio expenses. The tables also show planned premiums accumulated at 5% interest. The values under a policy would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return used in the illustrations.

   The illustrations assume an average annual expense ratio of 0.88% of the daily net assets of the portfolios available under the policies, based on the expense ratios of each of the portfolios for the last fiscal year of operations. For some of the portfolios, the investment advisor has waived some or all of its fee and/or reimbursed the portfolio for some of its expenses. Without these fee waivers or expense reimbursements, the average annual expense ratio would be higher, and therefore the values shown in the illustrations would be lower. We do not know, and do not represent or guarantee, that these fee waiver or expense reimbursements will continue. For information on portfolio expenses, see the mutual funds' prospectuses accompanying this prospectus.

   The illustrations also reflect the 0.75% mortality and expense risk charge to the Variable Account during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. After deduction of average portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return would correspond to the following approximate net annual rates of return for the variable subaccounts:

  Hypothetical gross rate of return:                          0%     6%    12%
  ----------------------------------                         -----  ----  -----
  Net return, policy years 1-10:............................ -1.63% 4.37% 10.37%
  Net return, policy years 11-20:........................... -1.38% 4.62% 10.62%
  Net return, policy years 21 & up:......................... -1.13% 4.87% 10.87%

   The current illustrations reflect the $6.00 monthly administrative charge for all policy years, while the guaranteed illustrations reflect the maximum monthly administrative charge of $30.00 for the first policy year and $10.00 for each renewal year thereafter. The illustrations also reflect the deduction of premium expense charges and the monthly deduction for the hypothetical insured. Our current charges and the higher guaranteed charges that we have the contractual right to deduct from your policy value are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no loan balance or charges for riders or supplemental benefits.

   Upon request, we will furnish a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                    MALE ISSUE AGE 45, PREFERRED NON-TOBACCO
                             $4,500 ANNUAL PREMIUM
                         $250,000 FACE AMOUNT, OPTION A
                                CURRENT CHARGES

                            DEATH BENEFITS             POLICY VALUES         CASH SURRENDER VALUES
                      -------------------------- ------------------------- -------------------------
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%       6%      12%      0%       6%      12%
------  ------------- -------- -------- -------- ------- -------- -------- ------- -------- --------
   1      $  4,725    $250,000 $250,000 $250,000 $ 3,191 $  3,411 $  3,631 $ 1,221 $  1,441 $  1,661
   2         9,686     250,000  250,000  250,000   6,275    6,915    7,583   4,055    4,695    5,363
   3        14,896     250,000  250,000  250,000   9,255   10,519   11,892   5,105    6,369    7,742
   4        20,365     250,000  250,000  250,000  12,198   14,296   16,667   8,048   10,146   12,517
   5        26,109     250,000  250,000  250,000  15,104   18,253   21,957  10,954   14,103   17,807
   6        32,139     250,000  250,000  250,000  17,974   22,398   27,818  13,824   18,248   23,668
   7        38,471     250,000  250,000  250,000  20,808   26,742   34,312  16,658   22,592   30,162
   8        45,120     250,000  250,000  250,000  23,646   31,334   41,552  19,496   27,184   37,402
   9        52,101     250,000  250,000  250,000  26,587   36,293   49,728  22,437   32,143   45,578
 10         59,431     250,000  250,000  250,000  29,491   41,488   58,787  26,033   38,031   55,330

 15        101,959     250,000  250,000  250,000  43,836   72,173  122,413  43,836   72,173  122,413

 20        156,237     250,000  250,000  278,152  54,022  108,240  227,993  54,022  108,240  227,993

 25        225,511     250,000  250,000  471,670  59,560  153,350  406,612  59,560  153,350  406,612

 30        313,924     250,000  250,000  751,718  57,128  211,131  702,540  57,128  211,131  702,540

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable subaccounts and the investment experience of the portfolios underlying those variable subaccounts. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or withdrawals were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 45, PREFERRED NON-TOBACCO
                             $4,500 ANNUAL PREMIUM
                         $250,000 FACE AMOUNT, OPTION A
                               GUARANTEED CHARGES

                            DEATH BENEFITS             POLICY VALUES         CASH SURRENDER VALUES
                      -------------------------- ------------------------- -------------------------
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%       6%      12%      0%       6%      12%
------  ------------- -------- -------- -------- ------- -------- -------- ------- -------- --------
   1      $  4,725    $250,000 $250,000 $250,000 $ 2,903 $  3,114 $  3,325 $   933 $  1,144 $  1,355
   2         9,686     250,000  250,000  250,000   5,942    6,554    7,192   3,722    4,334    4,972
   3        14,896     250,000  250,000  250,000   8,872   10,085   11,401   4,722    5,935    7,251
   4        20,365     250,000  250,000  250,000  11,693   13,710   15,989   7,543    9,560   11,839
   5        26,109     250,000  250,000  250,000  14,397   17,425   20,987  10,247   13,275   16,837
   6        32,139     250,000  250,000  250,000  16,983   21,233   26,442  12,833   17,083   22,292
   7        38,471     250,000  250,000  250,000  19,439   25,125   32,389  15,289   20,975   28,239
   8        45,120     250,000  250,000  250,000  21,792   29,135   38,917  17,642   24,985   34,767
   9        52,101     250,000  250,000  250,000  24,130   33,365   46,196  19,980   29,215   42,046
  10        59,431     250,000  250,000  250,000  26,298   37,663   54,142  22,841   34,206   50,685

  15       101,959     250,000  250,000  250,000  34,606   60,695  108,013  34,606   60,695  108,013

  20       156,237     250,000  250,000  250,000  36,310   84,883  197,637  36,310   84,883  197,637

  25       225,511     250,000  250,000  408,163  26,964  109,795  351,865  26,964  109,795  351,865

  30       313,924           *  250,000  646,741       *  132,523  604,431       *  132,523  604,431

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable subaccounts and the investment experience of the portfolios underlying those variable subaccounts. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or withdrawals were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

* In this situation, the policy would lapse without value.

                            Performance Information

   The following hypothetical illustrations demonstrate how the actual investment experience of each subaccount of the Variable Account could have affected the cash surrender value, policy value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

   The illustrations are based on the payment of a $4,500 annual premium, paid at the beginning of each year, for a hypothetical policy with a $250,000 face amount, death benefit option A, issued to a preferred, non-tobacco male, age
45. In each case, it is assumed that all premiums are allocated to the subaccount illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

   The amounts shown for the cash surrender values, policy values and death benefits take into account the charges against premiums, current and guaranteed cost of insurance and monthly deductions, the daily charge against the Variable Account for mortality and expense risks, and each portfolio's charges and expenses. (See "Charges and Deductions.") The amounts shown assume there are no withdrawals, no policy loans, and no riders.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                          AIM V.I. Capital Appreciation Fund

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/94         2.50%     $250,000  $250,000  $ 3,072  $ 3,022   $    1,102  $    1,052
12/31/95        35.69%      250,000   250,000    8,620    8,494        6,400       6,274
12/31/96        17.58%      250,000   250,000   13,834   13,627        9,684       9,477
12/31/97        13.51%      250,000   250,000   19,236   18,867       15,086      14,717
12/31/98        19.30%      250,000   250,000   26,679   26,015       22,529      21,865
12/31/99        44.61%      250,000   250,000   43,236   41,938       39,086      37,788
12/31/00       -10.91%      250,000   250,000   41,041   39,554       36,891      35,404

                                 AIM V.I. Growth Fund

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/94        -2.48%     $250,000  $250,000  $ 2,896  $ 2,847   $      926  $      877
12/31/95        34.77%      250,000   250,000    8,321    8,198        6,101       5,978
12/31/96        18.09%      250,000   250,000   13,544   13,340        9,394       9,190
12/31/97        26.87%      250,000   250,000   21,209   20,806       17,059      16,656
12/31/98        34.12%      250,000   250,000   32,720   31,945       28,570      27,795
12/31/99        35.24%      250,000   250,000   48,541   47,174       44,391      43,024
12/31/00       -20.49%      250,000   250,000   40,737   39,343       36,587      35,193

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                            AIM V.I. Growth and Income Fund

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------- ----------------------
  Ended    Total Return*   Current  Guaranteed Current  Guaranteed  Current   Guaranteed
  -----   ---------------- -------- ---------- -------- ---------- ---------- -----------
12/31/95        33.86%     $250,000  $250,000  $  4,189  $  4,131  $    2,219  $   2,161
12/31/96        19.95%      250,000   250,000     8,894     8,771       6,674      6,551
12/31/97        25.72%      250,000   250,000    15,177    14,961      11,027     10,811
12/31/98        27.68%      250,000   250,000    23,429    23,010      19,279     18,860
12/31/99        34.25%      250,000   250,000    35,728    34,931      31,578     30,781
12/31/00       -14.56%      250,000   250,000    32,909    31,980      28,759     27,830

                          AIM V.I. International Equity Fund

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------- ----------------------
  Ended    Total Return*   Current  Guaranteed Current  Guaranteed  Current   Guaranteed
  -----   ---------------- -------- ---------- -------- ---------- ---------- -----------
12/31/94        -1.61%     $250,000  $250,000  $  2,927  $  2,878  $      957  $     908
12/31/95        17.24%      250,000   250,000     7,206     7,095       4,986      4,875
12/31/96        20.05%      250,000   250,000    12,443    12,250       8,293      8,100
12/31/97         6.94%      250,000   250,000    16,604    16,267      12,454     12,117
12/31/98        15.49%      250,000   250,000    22,774    22,163      18,624     18,013
12/31/99        55.04%      250,000   250,000    40,362    39,058      36,212     34,908
12/31/00       -26.40%      250,000   250,000    31,666    30,401      27,516     26,251

                                  AIM V.I. Value Fund

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------- ----------------------
  Ended    Total Return*   Current  Guaranteed Current  Guaranteed  Current   Guaranteed
  -----   ---------------- -------- ---------- -------- ---------- ---------- -----------
12/31/94         4.04%     $250,000  $250,000  $  3,126  $  3,076  $    1,156  $   1,106
12/31/95        36.25%      250,000   250,000     8,732     8,605       6,512      6,385
12/31/96        15.02%      250,000   250,000    13,648    13,444       9,498      9,294
12/31/97        23.69%      250,000   250,000    20,789    20,396      16,639     16,246
12/31/98        32.41%      250,000   250,000    31,739    30,984      27,589     26,834
12/31/99        29.90%      250,000   250,000    45,320    44,027      41,170     39,877
12/31/00       -14.65%      250,000   250,000    41,055    39,629      36,905     35,479

                            Alger American Growth Portfolio

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------- ----------------------
  Ended    Total Return*   Current  Guaranteed Current  Guaranteed  Current   Guaranteed
  -----   ---------------- -------- ---------- -------- ---------- ---------- -----------
12/31/91        40.39%     $250,000  $250,000  $  4,423  $  4,364  $    2,453  $   2,394
12/31/92        12.38%      250,000   250,000     8,562     8,443       6,342      6,223
12/31/93        22.47%      250,000   250,000    14,364    14,157      10,214     10,007
12/31/94         1.45%      250,000   250,000    17,662    17,327      13,512     13,177
12/31/95        36.37%      250,000   250,000    28,452    27,754      24,302     23,604
12/31/96        13.35%      250,000   250,000    35,732    34,645      31,582     30,495
12/31/97        25.75%      250,000   250,000    48,858    47,086      44,708     42,936
12/31/98        48.07%      250,000   250,000    77,149    73,992      72,999     69,842
12/31/99        33.74%      250,000   250,000   107,548   102,786     103,398     98,636
12/31/00       -14.77%      250,000   250,000    93,922    89,389      90,465     85,931

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500


                      Alger American Income & Growth Portfolio

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/91        23.51%     $250,000  $250,000  $ 3,819  $ 3,763   $    1,849  $    1,793
12/31/92         8.64%      250,000   250,000    7,605    7,494        5,385       5,274
12/31/93        10.34%      250,000   250,000   11,829   11,649        7,679       7,499
12/31/94        -8.28%      250,000   250,000   13,596   13,310        9,446       9,160
12/31/95        35.13%      250,000   250,000   22,702   22,073       18,552      17,923
12/31/96        19.68%      250,000   250,000   30,904   29,840       26,754      25,690
12/31/97        36.29%      250,000   250,000   46,453   44,570       42,303      40,420
12/31/98        32.39%      250,000   250,000   65,702   62,698       61,552      58,548
12/31/99        42.45%      250,000   250,000   98,343   93,469       94,193      89,319
12/31/00        -1.27%      250,000   250,000   99,951   94,614       96,493      91,156

                      Alger American Leveraged AllCap Portfolio

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/96        12.04%     $250,000  $250,000  $ 3,410  $ 3,358   $    1,440  $    1,388
12/31/97        19.68%      250,000   250,000    7,943    7,827        5,723       5,607
12/31/98        57.83%      250,000   250,000   17,716   17,461       13,566      13,311
12/31/99        78.06%      250,000   250,000   37,466   36,842       33,316      32,692
12/31/00       -24.83%      250,000   250,000   30,195   29,561       26,045      25,411

                       Alger American MidCap Growth Portfolio

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 ------   ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/94        -1.54%     $250,000  $250,000  $ 2,929  $ 2,880   $      959  $      910
12/31/95        44.45%      250,000   250,000    9,006    8,875        6,786       6,655
12/31/96        11.90%      250,000   250,000   13,568   13,364        9,418       9,214
12/31/97        15.01%      250,000   250,000   19,194   18,824       15,044      14,674
12/31/98        30.30%      250,000   250,000   29,147   28,431       24,997      24,281
12/31/99        31.85%      250,000   250,000   42,602   41,340       38,452      37,190
12/31/00         9.18%      250,000   250,000   49,792   48,048       45,642      43,898

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                    Alger American Small Capitalization Portfolio

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/91        57.54%     $250,000  $250,000  $ 5,041  $ 4,977   $    3,071  $    3,007
12/31/92         3.55%      250,000   250,000    8,486    8,370        6,266       6,150
12/31/93        13.28%      250,000   250,000   13,155   12,966        9,005       8,816
12/31/94        -4.38%      250,000   250,000   15,461   15,158       11,311      11,008
12/31/95        44.31%      250,000   250,000   26,978   26,289       22,828      22,139
12/31/96         4.18%      250,000   250,000   31,252   30,250       27,102      26,100
12/31/97        11.39%      250,000   250,000   38,211   36,706       34,061      32,556
12/31/98        15.53%      250,000   250,000   47,724   45,487       43,574      41,337
12/31/99        43.42%      250,000   250,000   73,272   69,401       69,122      65,251
12/31/00       -27.20%      250,000   250,000   55,248   51,894       51,790      48,436

                       Deutsche VIT EAFE(R) Equity Index Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/98        21.60%     $250,000  $250,000  $ 3,750  $ 3,696   $    1,780  $    1,726
12/31/99        27.60%      250,000   250,000    8,938    8,812        6,718       6,592
12/31/00       -16.66%      250,000   250,000    9,905    9,751        5,755       5,601

                          Deutsche VIT Small Cap Index Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/98        -2.18%     $250,000  $250,000  $ 2,906  $ 2,858   $      936  $      888
12/31/99        20.16%      250,000   250,000    7,374    7,261        5,154       5,041
12/31/00        -3.87%      250,000   250,000   10,012    9,851        5,862       5,701

                         Dreyfus VIF--Appreciation Portfolio

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/94         3.04%     $250,000  $250,000  $ 3,091  $ 3,041   $    1,121  $    1,071
12/31/95        33.52%      250,000   250,000    8,499    8,374        6,279       6,154
12/31/96        25.56%      250,000   250,000   14,662   14,444       10,512      10,294
12/31/97        28.05%      250,000   250,000   22,840   22,418       18,690      18,268
12/31/98        30.22%      250,000   250,000   33,868   33,088       29,718      28,938
12/31/99        11.46%      250,000   250,000   41,143   39,988       36,993      35,838
12/31/00        -0.65%      250,000   250,000   43,791   42,291       39,641      38,141

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                         Dreyfus VIF--Money Market Portfolio

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/91         5.99%     $250,000  $250,000  $ 3,195  $ 3,145   $    1,225  $    1,175
12/31/92         4.15%      250,000   250,000    6,623    6,520        4,403       4,300
12/31/93         3.29%      250,000   250,000   10,026    9,865        5,876       5,715
12/31/94         4.37%      250,000   250,000   13,676   13,378        9,526       9,228
12/31/95         5.66%      250,000   250,000   17,697   17,169       13,547      13,019
12/31/96         5.10%      250,000   250,000   21,812   20,960       17,662      16,810
12/31/97         5.19%      250,000   250,000   26,145   24,856       21,995      20,706
12/31/98         5.12%      250,000   250,000   30,710   28,853       26,560      24,703
12/31/99         4.78%      250,000   250,000   35,521   32,958       31,371      28,808
12/31/00         5.98%      250,000   250,000   41,019   37,549       37,561      34,091

                         Dreyfus VIF--Quality Bond Portfolio

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/91        14.12%     $250,000  $250,000  $ 3,484  $ 3,431   $    1,514  $    1,461
12/31/92        12.08%      250,000   250,000    7,489    7,377        5,269       5,157
12/31/93        15.33%      250,000   250,000   12,256   12,069        8,106       7,919
12/31/94        -4.59%      250,000   250,000   14,572   14,271       10,422      10,121
12/31/95        20.42%      250,000   250,000   21,333   20,742       17,183      16,592
12/31/96         3.13%      250,000   250,000   25,128   24,229       20,978      20,079
12/31/97         9.42%      250,000   250,000   30,841   29,462       26,691      25,312
12/31/98         5.49%      250,000   250,000   35,758   33,810       31,608      29,660
12/31/99         0.18%      250,000   250,000   38,968   36,426       34,818      32,276
12/31/00        11.20%      250,000   250,000   46,899   43,314       43,442      39,856

                 The Dreyfus Socially Responsible Growth Fund, Inc.

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/94         1.49%     $250,000  $250,000  $ 3,036  $ 2,987   $    1,066  $    1,017
12/31/95        34.56%      250,000   250,000    8,496    8,371        6,276       6,151
12/31/96        21.23%      250,000   250,000   14,131   13,920        9,981       9,770
12/31/97        28.43%      250,000   250,000   22,230   21,815       18,080      17,665
12/31/98        29.38%      250,000   250,000   32,857   32,090       28,707      27,940
12/31/99        30.08%      250,000   250,000   46,836   45,528       42,686      41,378
12/31/00       -11.03%      250,000   250,000   44,174   42,683       40,024      38,533

                           Evergreen VA Equity Index Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/00        -9.11%     $250,000  $250,000  $ 2,662  $ 2,616   $      692  $      646

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                            Evergreen VA Foundation Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/97        27.80%     $250,000  $250,000  $ 3,972  $ 3,916   $    2,002  $    1,946
12/31/98        10.63%      250,000   250,000    7,923    7,809        5,703       5,589
12/31/99        10.64%      250,000   250,000   12,214   12,030        8,064       7,880
12/31/00        -4.93%      250,000   250,000   14,478   14,181       10,328      10,031

                          Evergreen VA Global Leaders Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/98        18.92%     $250,000  $250,000  $ 3,655  $ 3,601   $    1,685  $    1,631
12/31/99        24.72%      250,000   250,000    8,605    8,482        6,385       6,262
12/31/00        -8.70%      250,000   250,000   10,600   10,437        6,450       6,287

                          Evergreen VA Small Cap Value Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/99        12.07%     $250,000  $250,000  $ 3,411  $ 3,359   $    1,441  $    1,389
12/31/00        20.71%      250,000   250,000    8,018    7,900        5,798       5,680

                           INVESCO VIF--Equity Income Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/95        29.25%     $250,000  $250,000  $ 4,024  $ 3,967   $    2,054  $    1,997
12/31/96        22.28%      250,000   250,000    8,876    8,752        6,656       6,532
12/31/97        28.17%      250,000   250,000   15,462   15,241       11,312      11,091
12/31/98        15.30%      250,000   250,000   21,422   21,032       17,272      16,882
12/31/99        14.84%      250,000   250,000   28,159   27,495       24,009      23,345
12/31/00         4.87%      250,000   250,000   32,698   31,717       28,548      27,567

                            INVESCO VIF--Technology Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/98        25.69%     $250,000  $250,000  $ 3,897  $ 3,841   $    1,927  $    1,871
12/31/99       158.93%      250,000   250,000   19,138   18,908       16,918      16,688
12/31/00       -23.42%      250,000   250,000   16,823   16,601       12,673      12,451

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                             INVESCO VIF--Utilities Fund

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/95         9.08%     $250,000  $250,000  $ 3,305  $ 3,253   $    1,335  $    1,283
12/31/96        12.76%      250,000   250,000    7,336    7,225        5,116       5,005
12/31/97        23.41%      250,000   250,000   12,968   12,771        8,818       8,621
12/31/98        25.48%      250,000   250,000   20,248   19,858       16,098      15,708
12/31/99        19.13%      250,000   250,000   27,843   27,156       23,693      23,006
12/31/00         5.28%      250,000   250,000   32,497   31,489       28,347      27,339

                            MFS(R) Emerging Growth Series

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/96        17.02%     $250,000  $250,000  $ 3,587  $ 3,534   $    1,617  $    1,564
12/31/97        21.90%      250,000   250,000    8,316    8,196        6,096       5,976
12/31/98        34.16%      250,000   250,000   15,463   15,238       11,313      11,088
12/31/99        76.71%      250,000   250,000   33,197   32,629       29,047      28,479
12/31/00       -19.61%      250,000   250,000   28,930   28,300       24,780      24,150

                            MFS(R) Investors Trust Series

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/96        24.46%     $250,000  $250,000  $ 3,853  $ 3,797   $    1,883  $    1,827
12/31/97        29.78%      250,000   250,000    9,232    9,103        7,012       6,883
12/31/98        22.32%      250,000   250,000   15,162   14,945       11,012      10,795
12/31/99         6.69%      250,000   250,000   19,456   19,094       15,306      14,944
12/31/00        -0.15%      250,000   250,000   22,440   21,876       18,290      17,726

                               MFS(R) Research Series

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/96        22.33%     $250,000  $250,000  $ 3,777  $ 3,722   $    1,807  $    1,752
12/31/97        20.26%      250,000   250,000    8,424    8,304        6,204       6,084
12/31/98        23.39%      250,000   250,000   14,306   14,096       10,156       9,946
12/31/99        24.05%      250,000   250,000   21,666   21,265       17,516      17,115
12/31/00        -4.85%      250,000   250,000   23,441   22,864       19,291      18,714

                             MFS(R) Total Return Series

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/96        14.37%     $250,000  $250,000  $ 3,493  $ 3,440   $    1,523  $    1,470
12/31/97        21.30%      250,000   250,000    8,158    8,039        5,938       5,819
12/31/98        12.33%      250,000   250,000   12,673   12,482        8,523       8,332
12/31/99         3.08%      250,000   250,000   16,219   15,894       12,069      11,744
12/31/00        16.02%      250,000   250,000   22,435   21,836       18,285      17,686

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                              Strong Discovery Fund II

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/93        22.03%     $250,000  $250,000  $ 3,766  $ 3,711   $    1,796  $    1,741
12/31/94        -5.39%      250,000   250,000    6,509    6,409        4,289       4,189
12/31/95        35.26%      250,000   250,000   13,154   12,956        9,004       8,806
12/31/96         0.81%      250,000   250,000   16,333   16,006       12,183      11,856
12/31/97        11.39%      250,000   250,000   21,641   21,059       17,491      16,909
12/31/98         7.26%      250,000   250,000   26,490   25,572       22,340      21,422
12/31/99       -16.61%      250,000   250,000   24,472   23,363       20,322      19,213
12/31/00         4.39%      250,000   250,000   28,751   27,089       24,601      22,939

                            Strong Mid Cap Growth Fund II

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/97        29.75%     $250,000  $250,000  $ 4,042  $ 3,985   $    2,072  $    2,015
12/31/98        28.68%      250,000   250,000    9,392    9,262        7,172       7,042
12/31/99        31.48%      250,000   250,000   16,554   16,321       12,404      12,171
12/31/00       -14.84%      250,000   250,000   16,586   16,273       12,436      12,123

                             Strong Opportunity Fund II

                              Death Benefit       Policy Value    Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ ----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- -----------
12/31/93        25.17%     $250,000  $250,000  $ 3,878  $ 3,822   $    1,908  $    1,852
12/31/94         3.60%      250,000   250,000    7,290    7,182        5,070       4,962
12/31/95        25.82%      250,000   250,000   13,176   12,979        9,026       8,829
12/31/96        18.15%      250,000   250,000   19,273   18,902       15,123      14,752
12/31/97        25.45%      250,000   250,000   28,135   27,442       23,985      23,292
12/31/98        13.54%      250,000   250,000   35,434   34,351       31,284      30,201
12/31/99        14.40%      250,000   250,000   44,036   42,410       39,886      38,260
12/31/00         6.60%      250,000   250,000   50,162   47,962       46,012      43,812


* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500

                        Templeton Asset Strategy Fund--Class 2

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/91       27.69%      $250,000  $250,000  $ 3,968  $ 3,912   $    1,998  $    1,942
12/31/92        8.08%       250,000   250,000    7,724    7,612        5,504       5,392
12/31/93       26.12%       250,000   250,000   13,755   13,552        9,605       9,402
12/31/94       -2.96%       250,000   250,000   16,280   15,959       12,130      11,809
12/31/95       22.48%       250,000   250,000   23,796   23,175       19,646      19,025
12/31/96       18.93%       250,000   250,000   32,003   30,956       27,853      26,806
12/31/97       15.37%       250,000   250,000   40,468   38,865       36,318      34,715
12/31/98        6.10%       250,000   250,000   46,150   43,976       42,000      39,826
12/31/99       22.54%       250,000   250,000   60,547   57,264       56,397      53,114
12/31/00        0.04%       250,000   250,000   63,621   59,686       60,164      56,228


                   Templeton International Securities Fund--Class 2

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/93       47.28%      $250,000  $250,000  $ 4,671  $ 4,610   $    2,701  $    2,640
12/31/94       -2.22%       250,000   250,000    7,625    7,517        5,405       5,297
12/31/95       15.78%       250,000   250,000   12,464   12,280        8,314       8,130
12/31/96       24.04%       250,000   250,000   19,384   19,014       15,234      14,864
12/31/97       13.73%       250,000   250,000   25,569   24,932       21,419      20,782
12/31/98        9.08%       250,000   250,000   31,223   30,235       27,073      26,085
12/31/99       23.23%       250,000   250,000   42,319   40,691       38,169      36,541
12/31/00       -2.38%       250,000   250,000   44,197   42,157       40,047      38,007



* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Appendix B:
Directors and Officers of United Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We are managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of our directors and senior officers. Unless otherwise noted, the address for each person is United Investors Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233.

  Name and Position with    Principal Occupation
  United Investors          During the Past Five Years
-----------------------------------------------------------------------------------------------
  Ann Allen**               Vice President--Claims Administration of Liberty National Life
  Vice President--          Insurance Company since August 1999, United American Insurance
  Claims Administration     Company since May 2000, and United Investors since January 2000.
                            Vice President--Life and Health Benefits of Globe Life And Accident
                            Insurance Company since January 1990.
-----------------------------------------------------------------------------------------------
  W. Thomas Aycock          Vice President and Chief Actuary of United Investors since November
  Director, Vice President  1992.
  and Chief Actuary
-----------------------------------------------------------------------------------------------
  Tony G. Brill*            Executive Vice President and Chief Administrative Officer of
  Director and Executive    Torchmark Corporation since September 1999. Executive Vice
  Vice President--          President--Administration of United Investors since September 1998.
  Administration            Senior Vice President of United Investors, March 1998-September
                            1998. Senior Vice President of Torchmark Corporation, January 1997-
                            September 1999. Managing Partner of KPMG LLP, Birmingham, Alabama
                            Office, 1984-December 1996.
-----------------------------------------------------------------------------------------------
  Terry W. Davis            Vice President--Administration of United Investors since January
  Director and              1999 and Liberty National Life Insurance Company since December
  Vice President--          1996. Second Vice President--Administration of Liberty National
  Administration            Life Insurance Company since March 1988.
-----------------------------------------------------------------------------------------------
  C.B. Hudson*              Chairman of the Board of Directors and Chief Executive Officer of
  Director                  Torchmark Corporation since March 1998 and United Investors, March
                            1998-September 1999. Director of Liberty National Life Insurance
                            Company, United American Insurance Company, and Globe Life And
                            Accident Insurance Company since September 1999. Chairman of
                            Insurance Operations of Torchmark Corporation, January 1993-March
                            1998. Chairman of Liberty National Life Insurance Company, United
                            American Insurance Company, and Globe Life And Accident Insurance
                            Company, 1991-September 1999.
-----------------------------------------------------------------------------------------------
  Donna Hudson**            Vice President--Premium Accounting & Policy Service of United
  Vice President--Premium   Investors since January 2000. Vice President of Globe Life And
  Accounting & Policy       Accident Insurance Company since January 2000. Assistant Vice
  Service                   President, Premium Accounting of Globe Life And Accident Insurance
                            Company, January 1998-January 2000. Manager, Premium Accounting of
                            Globe Life And Accident Insurance Company, August 1997-January
                            1998. Operations Manager, Print Production of Globe Marketing
                            Services, Inc., January 1996-January 1998.
-----------------------------------------------------------------------------------------------
  Larry M. Hutchison*       Executive Vice President and General Counsel of Torchmark
  Director                  Corporation since September 1999. Vice President and General
                            Counsel of Torchmark, February 1997-September 1999. Vice President,
                            Secretary and General Counsel of United American Insurance Company
                            since 1992.
-----------------------------------------------------------------------------------------------
  Michael J. Klyce          Vice President of Torchmark Corporation since January 1984.
  Vice President and
  Treasurer

  Name and Position with    Principal Occupation
  United Investors          During the Past Five Years
-----------------------------------------------------------------------------------------------
  John H. Livingston        Secretary and Counsel of United Investors since May 1995. Secretary
  Director, Secretary       and Associate Counsel of United Investors, December 1994-May 1995.
  and Counsel               Associate Counsel of United Investors, July 1990-December 1994.
                            Associate Counsel of Liberty National Life Insurance Company since
                            October, 1986.
-----------------------------------------------------------------------------------------------
  James L. Mayton, Jr.      Vice President & Controller of Liberty National Life Insurance
  Vice President and        Company since January 1985.
  Controller
-----------------------------------------------------------------------------------------------
  Mark S. McAndrew*         Executive Vice President of Torchmark Corporation and Chairman of
  Senior Vice President--   the Board and Chief Executive Officer of United American Insurance
  Marketing                 Company and Globe Life And Accident Insurance Company since
                            September 1999. Senior Vice President--Marketing of United
                            Investors since March 1998. Director of Torchmark Corporation since
                            April 1998. President of United American Insurance Company and
                            Globe Life And Accident Insurance Company since 1991.
-----------------------------------------------------------------------------------------------
  Carol A. McCoy            Secretary of Torchmark Corporation since February 1994. Associate
  Director and              Counsel of Torchmark Corporation since January 1985.
  Assistant Secretary
-----------------------------------------------------------------------------------------------
  Anthony L. McWhorter      Chairman of the Board of Directors and Chief Executive Officer of
  Chairman of the Board of  United Investors and Liberty National Life Insurance Company, and
  Directors, President and  Executive Vice President of Torchmark Corporation since September
  Chief Executive Officer   1999. President of United Investors since September 1998. President of Liberty National Life Insurance Company since December 1994.
                            Executive Vice President and Chief Actuary of Liberty National,
                            November 1993-December 1994. Senior Vice President and Chief
                            Actuary of Liberty National, September 1991-November 1993.
-----------------------------------------------------------------------------------------------
  Carr W. Patterson         Vice President of United Investors since February 2001. Second Vice
  Vice President            President/Associate Controller of United Investors, October 1991-
                            February 2001. Second Vice President/Associate Controller of
                            Liberty National Life Insurance Company since October 1986.
-----------------------------------------------------------------------------------------------
  Ross W. Stagner           Vice President of United Investors since January 1992.
  Director and
  Vice President

* Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.
**  Principal business address: Globe Life And Accident Insurance Company, 204
    N. Robinson, Oklahoma City, OK 73102.

Appendix C:
Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  Administrative Office     P.O. Box 10287, Birmingham, Alabama 35202-0287, (800) 340-3787.
----------------------------------------------------------------------------------------------
  Attained Age              The age of the insured on his or her birthday nearest the policy effective date, increased by the number of policy years elapsed since the policy effective date.
----------------------------------------------------------------------------------------------
  Base Face Amount          The amount of insurance chosen by you for the policy at issue, or as subsequently increased or decreased by you.This amount does not include any benefit provided by riders, and is prior to any death benefit changes required by the Internal Revenue Code to continue to qualify as life insurance.
----------------------------------------------------------------------------------------------
  Business Day              Each day that the New York Stock Exchange and our administrative office are open. Currently, the Friday after Thanksgiving and, in most years, December 24 (Christmas Eve day) and December 31 (New
                            Year's Eve day) are not Business Days.
----------------------------------------------------------------------------------------------
  Cash Surrender Value      Policy value less any applicable surrender charge.
----------------------------------------------------------------------------------------------
  Death Benefit             The amount of insurance payable to the beneficiary on the death of the insured.
----------------------------------------------------------------------------------------------
  Death Benefit Option      One of two options under the policy that is used to determine the amount of the death benefit.
----------------------------------------------------------------------------------------------
  Fixed Account             A part of our general account. The general account consists of all of our assets other than those in any separate account.
----------------------------------------------------------------------------------------------
  Fixed Account Value       The policy value in the fixed account.
----------------------------------------------------------------------------------------------
  Gross Withdrawal          A withdrawal plus any applicable transaction charge and any surrender charge.
----------------------------------------------------------------------------------------------
  Loan Balance              The sum of all outstanding loans including principal and interest.
----------------------------------------------------------------------------------------------
  Maturity Date             Policy anniversary nearest the insured's 100th birthday.
----------------------------------------------------------------------------------------------
  Monthly Processing Date   The same day each month as the policy's effective date. If the monthly processing date falls on a date other than a business day, the next following business day will be deemed the monthly processing date.
----------------------------------------------------------------------------------------------
  Net Cash Surrender Value  Cash surrender value less any loan balance.
----------------------------------------------------------------------------------------------
  Net Premium               The premium received less the premium expense charges.
----------------------------------------------------------------------------------------------
  No-lapse Monthly Premium  The minimum amount of premium required to keep the policy in force during the first three policy years regardless of the sufficiency of the cash surrender value to pay monthly deductions.
----------------------------------------------------------------------------------------------
  Owner                     Depending on the state of issue, owner means either:
                            .the individual or entity that owns a certificate under a group contract; or
                            .the individual or entity that owns an individual policy.
----------------------------------------------------------------------------------------------
  Policy                    Depending on the state of issue, policy means either:
                            .the individual certificate under a group contract; or
                            .the individual policy.
----------------------------------------------------------------------------------------------

Appendix C:
Glossary

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Policy Anniversary       The same day and month as the policy's effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.
---------------------------------------------------------------------------------------------
  Policy's Effective Date  The date from which policy anniversaries and policy years are determined. Your policy's effective date is shown in your policy.
---------------------------------------------------------------------------------------------
  Policy Loan              A request to borrow a portion of the net cash surrender value.
---------------------------------------------------------------------------------------------
  Policy Month             The first policy month starts on the policy's effective date.
                           Subsequent policy months start on each monthly processing date.
---------------------------------------------------------------------------------------------
  Policy Value             The sum of the variable account value and the fixed account value.
---------------------------------------------------------------------------------------------
  Target Face Amount       The sum of the base face amount and the initial adjustable term insurance rider amount. The amount of the rider will vary as necessary to keep the sum of the rider amount and the base death benefit equal to the target face amount, when the base death benefit varies due to Internal Revenue Code requirements.
---------------------------------------------------------------------------------------------
  Target Premium           The premium amount we use to calculate the maximum sales load charge and the sales surrender charge. A target premium is determined for the initial base face amount at issue, and an additional target premium is determined for each increase in base face amount.
---------------------------------------------------------------------------------------------
  Variable Account Value   The sum of the values of the variable subaccounts under your policy.
---------------------------------------------------------------------------------------------
  We, Us, or United        United Investors Life Insurance Company.
  Investors
---------------------------------------------------------------------------------------------
  Withdrawal               A request to withdraw a portion of the net cash surrender value. A withdrawal may be subject to a transaction charge and a surrender charge.
---------------------------------------------------------------------------------------------
  You and Your             The policy owner.

Appendix D:
State Variations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For Policies issued to residents of the state of Florida:

   There are limitations to the Optional Death Benefit Guarantee Rider periods as follows:

  .  No Lifetime Guarantee is available.

  . The later of the Insured's Age 65 or 10 Year Guarantee is only available at the following Ages and Risk Classes:

       Male/Risk Class: Preferred and NT only/Ages 20-63

       Female/Risk Class: Preferred and NT only/Ages 20-67

For Policies issued to residents of the states of Minnesota, Texas and Utah:

   There is no Optional Death Benefit Guarantee Rider available.

Appendix E:
Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 2000 and 1999, and the related statements of operations, comprehensive income, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors Life Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Dallas, Texas
January 30, 2001

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the statements of operations, comprehensive income, shareholders' equity, and cash flows of United Investors Life Insurance Company for the year ended December 31, 1998. These financial statements are the responsibility of United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations, comprehensive income, shareholders' equity and cash flows of United Investors Life Insurance Company for the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


                                          KPMG LLP

Birmingham, Alabama
January 29, 1999

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
              (Dollar amounts in thousands, except per share data)

                                                            At December 31,
                                                         ----------------------
                                                            2000        1999
                                                         ----------  ----------
                        ASSETS

Investments:
 Fixed maturities-available for sale, at fair value
  (amortized cost: 2000--$583,473; 1999--$613,003).....  $  561,918  $  587,346
 Preferred stock of affiliate (cost: 2000--$240,412;
  1999--$188,212)......................................     240,412     188,212
 Equity securities (cost: 2000--$0; 1999--$3,400)......           0       2,635
 Policy Loans..........................................      21,268      19,665
 Short term investments................................      24,363      11,796
                                                         ----------  ----------
   Total investments...................................     847,961     809,654
Cash...................................................      21,639       5,842
Accrued investment income (includes amounts from
 affiliates:
 2000--$477; 1999--$675)...............................      11,495      11,550
Receivables............................................       2,010       3,033
Due from affiliate (includes funds withheld on
 reinsurance:
 2000--$284,759; 1999--$275,374).......................     290,124     329,365
Deferred acquisition costs.............................     285,130     227,170
Value of business purchased............................      21,346      26,101
Goodwill...............................................      27,573      28,519
Property and equipment.................................         391         221
Other assets...........................................       3,780       3,076
Separate account assets................................   3,741,415   3,413,675
                                                         ----------  ----------
   Total assets........................................  $5,252,864  $4,858,206
                                                         ==========  ==========

         LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
 Future policy benefits (includes reserves assumed from
  affiliates:
  2000--$300,698; 1999--$287,376)......................  $  835,174  $  824,785
 Unearned and advance premiums.........................       2,688       2,804
 Other policy benefits.................................       7,078       6,790
                                                         ----------  ----------
   Total policy liabilities............................     844,940     834,379
 Accrued income taxes..................................      65,007      50,112
 Other liabilities.....................................      23,891      10,247
 Due to affiliates.....................................      11,438         602
 Separate account liabilities..........................   3,741,415   3,413,675
                                                         ----------  ----------
   Total liabilities...................................   4,686,691   4,309,015
Shareholders' equity:
 Common stock, par value $6 per share authorized,
  500,000 shares issued and outstanding ...............       3,000       3,000
 Additional paid in capital............................     350,762     350,714
 Unrealized investment losses, net of applicable
  taxes................................................     (10,296)    (12,258)
 Retained earnings.....................................     222,707     207,735
                                                         ----------  ----------
   Total shareholders' equity..........................     566,173     549,191
                                                         ----------  ----------
   Total liabilities and shareholders' equity..........  $5,252,864  $4,858,206
                                                         ==========  ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (Dollar amounts in thousands)

                                                     Year Ended December 31,
                                                     --------------------------
                                                      2000     1999      1998
                                                     -------  -------  --------
Revenue:
 Premium income..................................... $79,805  $73,718  $ 69,987
 Policy charges and fees............................  71,368   56,652    45,113
 Net investment income (includes amounts from
  affiliates 2000--$16,622; 1999--$16,532; 1998--
  $13,082)..........................................  63,472   63,388    61,373
 Realized investment gains (losses).................  (5,484)  (5,023)    9,401
 Other income (includes amounts from affiliates:
  2000--$19,619; 1999--$17,058; 1998--$13,665)......  19,619   17,058    13,665
                                                     -------  -------  --------
   Total revenue.................................... 228,780  205,793   199,539
Benefits and expenses:
 Policy benefits:
  Individual life...................................  59,131   51,595    63,689
  Annuity...........................................  28,706   26,686    13,633
                                                     -------  -------  --------
   Total policy benefits............................  87,837   78,281    77,322
 Amortization of deferred acquisition costs.........  40,089   33,284    27,874
 Commissions and premium taxes (includes amounts to
  affiliates: 2000--$4,852; 1999--$3,679; 1998--
  $1,013)...........................................   7,407    5,897     5,580
 Other operating expenses (includes amounts to
  affiliates: 2000--$3,005; 1999--$3,176; 1998--
  $3,252)...........................................   7,647    7,022     6,579
                                                     -------  -------  --------
   Total benefits and expenses...................... 142,980  124,484   117,355
Income before income taxes..........................  85,800   81,309    82,184
Income taxes........................................  21,828   23,112    25,567
                                                     -------  -------  --------
   Net income....................................... $63,972  $58,197  $ 56,617
                                                     =======  =======  ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                         (Dollar amounts in thousands)

                                                    Year Ended December 31,
                                                    --------------------------
                                                     2000      1999     1998
                                                    -------  --------  -------


Net income......................................... $63,972  $ 58,197  $56,617
Other comprehensive income:
 Unrealized investment gains (losses):
  Unrealized investment gains (losses) on
   securities:
   Unrealized holding gains arising during period..  (1,766)  (61,690)   7,021
   Reclassification adjustment for losses (gains)
    on securities included in net income...........   5,484     5,023       (1)
   Reclassification adjustment for amortization of
    premium (discount) ............................     382       446      502
                                                    -------  --------  -------


                                                      4,100   (56,221)   7,522
   Unrealized gains (losses) on other investments..     774      (763)  (6,330)


   Unrealized gains (losses) allocated to deferred
    acquisition costs..............................  (1,855)   14,042      276
                                                    -------  --------  -------
   Total unrealized gains (losses) ................   3,019   (42,942)   1,468


   Applicable tax..................................  (1,057)   15,030     (514)
                                                    -------  --------  -------

Other comprehensive income.........................   1,962   (27,912)     954
                                                    -------  --------  -------


   Comprehensive income............................ $65,934  $ 30,285  $57,571
                                                    =======  ========  =======


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                         (Dollar amounts in thousands)

                                            Unrealized
                                 Additional Investment               Total
                          Common  Paid-In     Gains    Retained  Shareholders'
                          Stock   Capital    (Losses)  Earnings     Equity
                          ------ ---------- ---------- --------  -------------
Year Ended at December
 31, 1998
----------------------
Balance at January 1,
 1998.................... $3,000  $138,469   $ 14,700  $175,401    $331,570
Comprehensive Income.....                         954    56,617     (57,571)
Dividends................                               (33,500)    (33,500)
Impact from
 reorganization of
 Waddell & Reed..........          211,851               (7,980)    203,871
Exercise of stock
 options.................               68                               68
                          ------  --------   --------  --------    --------
 Balance at December 31,
  1998...................  3,000   350,388     15,654   190,538     559,580


Year Ended at December
 31, 1999
----------------------
Comprehensive Income.....                     (27,912)   58,197      30,285
Dividends................                               (41,000)    (41,000)
Exercise of stock
 options.................              326                              326
                          ------  --------   --------  --------    --------
 Balance at December 31,
  1999...................  3,000   350,714    (12,258)  207,735     549,191

Year Ended at December
 31, 2000
----------------------
Comprehensive Income.....                       1,962    63,972      65,934
Dividends................                               (49,000)    (49,000)
Exercise of stock
 options.................               48                               48
                          ------  --------   --------  --------    --------
 Balance at December 31,
  2000................... $3,000  $350,762   $(10,296) $222,707    $566,173
                          ======  ========   ========  ========    ========



                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)

                                                 Year Ended December 31,
                                              -------------------------------
                                                2000       1999       1998
                                              ---------  ---------  ---------
Net income................................... $  63,972  $  58,197  $  56,617
Adjustment to reconcile net income to cash
 provided from operations:
  Increase in future policy benefits.........    17,084     14,953     13,871
  Increase (decrease) in other policy
   liabilities...............................       172       (202)    (1,892)
  Deferral of policy acquisition costs.......   (95,149)   (58,880)   (42,857)
  Amortization of deferred acquisition
   costs.....................................    41,944     33,284     27,874
  Change in accrued income taxes.............    13,886      9,644      1,079
  Depreciation...............................        72         41         39
  Realized (gains) losses on sale of
   investments and properties................     4,848      5,023     (9,401)
  Other accruals and adjustments.............    16,213      4,553     (3,240)
                                              ---------  ---------  ---------
Cash provided from operations................    63,042     66,613     42,090
                                              ---------  ---------  ---------
Cash used for investment activities:
 Investments sold or matured:
 Fixed maturities available for sale-sold....    78,483    152,270     46,039
 Fixed maturities available for sale-matured,
  called and repaid..........................    37,953     50,760     76,583
 Equity securities...........................     4,284          0          0
 Other long-term investments.................         0          0     25,596
                                              ---------  ---------  ---------
   Total investments sold or matured.........   120,720    203,030    148,218
Acquisition of investments:..................
 Fixed maturities-available for sale.........   (91,924)  (208,912)  (123,111)
 Equity securities...........................         0     (3,400)         0
 Net increase in policy loans................    (1,604)    (1,656)    (2,192)
 Other long-term investments.................         0     (3,400)         0
                                              ---------  ---------  ---------
   Total acquisition of investments..........   (93,528)  (213,968)  (125,339)
Net (increase) decrease in short-term
 investments.................................   (12,544)       876        747
Funds loaned to affiliates...................  (147,950)  (126,120)   (13,026)
Funds repaid to affiliates...................   147,950    117,800      2,400
Funds borrowed from affiliates...............   101,000     81,400      4,800
Funds repaid to affiliates...................  (101,000)   (81,400)   (14,800)
Disposition of property and equipment........         6          0          5
Additions of property and equipment..........      (250)      (166)       (37)
                                              ---------  ---------  ---------
Cash provided from (used for) investment
 activities..................................    14,404    (18,548)    12,968
                                              ---------  ---------  ---------
Cash used for financing activities:
  Cash dividends paid to shareholders........   (49,000)   (41,000)   (33,500)
  Net receipts from deposit product
   operations................................   (12,649)   (12,649)    15,420)
                                              ---------  ---------  ---------
Cash used for financing activities...........   (61,649)   (53,649)   (48,920)
                                              ---------  ---------  ---------
Increase (decrease) in cash..................    15,797     (5,584)     6,138
Cash at beginning of year....................     5,842     11,426      5,205
                                              ---------  ---------  ---------
Cash at end of year.......................... $  21,639  $   5,842  $  11,426
                                              =========  =========  =========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies

   Organization: United Investors Life Insurance Company ("UILIC" or "United Investors") was a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") (formerly known as United Investors Management Company), a subsidiary of Torchmark Corporation. On March 3, 1998, to facilitate the initial public offering ("IPO") by Torchmark Corporation ("TMK") of 36% of the common stock of WDR, several transactions were completed to reorganize the assets held by WDR. The following transactions directly affected UILIC:

(i) WDR contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC.

(ii) WDR dividended the common stock of its subsidiary UILIC pro rata to Liberty National Life Insurance Company ("LNL"), an 81.18% owner, and TMK, an 18.82% owner. LNL is a wholly owned subsidiary of TMK.

(iii) Upon reorganization, UILIC recorded additional goodwill in the amount of $23,639. This goodwill represented UILIC's portion of United Investors Management Company's goodwill which was allocated between Waddell & Reed and UILIC upon dividend of UILIC to TMK and LNL.

(iv) TMK transferred to UILIC a deferred commission credit of $7,980, net of applicable tax of $4,297. This credit is being amortized over approximately 10 years.

   Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

   In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

   The estimates susceptible to significant change are those used in determining deferred acquisition costs, the liabilities for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

   Basis of Presentation: The accompanying financial statements include the accounts of United Investors, an indirectly wholly-owned subsidiary of TMK, is owned by Liberty National Life Insurance Company (81.18%) and Torchmark Corporation (18.82%). The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP").

   Investments: United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to net realizable value.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 1--Summary of Significant Accounting Policies (continued)

   Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

   Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors' net income. Investment income attributable to policyholders is included in United Investors' net investment income. Net investment income for the years ended December 31, 2000, 1999 and 1998 included approximately $35,600, $35,900, and $37,000, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

   Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities approximate carrying value and are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

   Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

   Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards (SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

   Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors' experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

   Deferred Acquisition Costs and Value of Insurance Purchased: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

   Deferred acquisition costs and the value of insurance purchased, for policies other than universal life-type policies, according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

   Income Taxes: Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

   Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

   Goodwill: Goodwill represents the excess cost over the fair value of the net assets acquired when United Investors was purchased by TMK in 1981 and is being amortized on a straight-line basis over forty years. In 1998 United Investors recorded additional goodwill of $23,639 upon the reorganization of UILIC as outlined in Note 1--"Organization." This additional goodwill is being amortized on a straight-line basis over thirty-five years.

   Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

   Comprehensive Income: United Investors adopted SFAS 130, "Reporting Comprehensive Income," effective January 1, 1998. This standard defines comprehensive income as the change in equity of a business enterprise during a period from transactions from all nonowner sources. It requires UILIC to display comprehensive income for the period, consisting of net income and other comprehensive income. In compliance with SFAS 130, Statements of Comprehensive Income are included as an integral part of the financial statements.

   Derivatives: Accounting for Derivative Instruments and Hedging Activities (FASB Statement No. 133), as amended by FASB Statement No. 137, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000, with earlier application of all of the provisions of this statement encouraged. Early adoption of selective provisions is prohibited. Prior periods may not be restated for comparability. This statement establishes standards for the accounting and reporting of derivative instruments. It requires that all derivatives be recognized as assets or liabilities on the balance sheet and be measured at fair value. Adoption of FASB Statement No. 133 will not have a material impact on UILIC's financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting

   United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders' equity on a statutory basis for United Investors were as follows:

                     Net Income                            Shareholders' Equity
              Year Ended December 31,                         At December 31,
         ----------------------------------------        ---------------------------------
           2000          1999             1998              2000               1999
         --------      --------         --------         ----------         ----------
          $30,985       $49,235          $47,294           $150,228           $171,458

   The excess of shareholders' equity on a GAAP basis over that determined on a statutory basis may not be available for distribution to shareholders without regulatory approval.

   A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  --------  --------
   Statutory net income........................... $ 30,985  $ 49,235  $ 47,294
   Deferral of acquisition costs..................   95,149    58,880    42,857
   Amortization of acquisition costs..............  (41,944)  (33,284)  (27,874)
   Differences in policy liabilities..............   (3,572)   (3,887)    1,417
   Deferred income taxes..........................  (17,500)   (6,996)   (6,422)
   Other..........................................      854    (5,751)     (655)
                                                   --------  --------  --------
   GAAP net income................................ $ 63,972  $ 58,197  $ 56,617
                                                   ========  ========  ========

   A reconciliation of United Investors' statutory shareholders' equity to GAAP shareholders' equity is as follows:

                                                               Year Ended
                                                              December 31,
                                                            ------------------
                                                              2000      1999
                                                            --------  --------
   Statutory shareholders' equity.........................  $150,228  $171,458
   Differences in policy liabilities......................     3,332     5,987
   Deferred acquisition cost and value of insurance
    purchased.............................................   306,476   253,271
   Deferred income taxes..................................   (69,408)  (51,541)
   Asset valuation reserve................................     6,992     5,806
   Nonadmitted assets.....................................     5,628     5,168
   Fair value adjustment on fixed maturities available for
    sale..................................................   (23,746)  (25,656)
   Fair value adjustment on preferred stock of affiliate..   188,212   188,212
   Goodwill...............................................    27,573    28,519
   Due and deferred premiums..............................   (29,243)  (30,471)
   Other..................................................       130    (1,562)
                                                            --------  --------
   GAAP shareholders' equity..............................  $566,174  $549,191
                                                            ========  ========

   The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting (continued)

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification") effective January 1, 2001. Codification changes, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that are used to prepare their statutory basis financial statements. The Missouri Department of Insurance has adopted Codification effective January 1, 2001. Management has not fully completed its assessment of the impact of Codification on the statutory basis capital and surplus of United Investors as of January 1, 2001.

Note 3--Investment Operations

   Investment income is summarized as follows:

                                                    Year Ended December 31,
                                                    --------------------------
                                                     2000      1999     1998
                                                    -------  --------  -------
 Fixed maturities.................................. $45,152  $ 45,728  $45,889
 Policy loans......................................   1,448     1,327    1,186
 Other long-term investments.......................      17       135       84
 Short-term investments............................     827       468      743
 Other income......................................      65         0      954
 Interest and dividends from affiliates............  16,622    16,532   13,082
                                                    -------  --------  -------
                                                     64,131    64,190   61,938
 Less investment expense...........................    (659)     (802)    (565)
                                                    -------  --------  -------
 Net investment income............................. $63,472  $ 63,388  $61,373
                                                    =======  ========  =======

 Analysis of gains (losses) from investments:
  Realized investments gains (losses)
   Fixed maturities................................ $(6,368) $ (5,023) $     1
   Equity securities other.........................     884         0        0
   Mutual funds....................................       0         0    9,400
                                                    -------  --------  -------
                                                    $(5,484) $ (5,023) $ 9,401
                                                    =======  ========  =======

Analysis of change in unrealized gains (losses):
 Net change in unrealized investments gains
  (losses) on fixed maturities available for sale
  before tax.......................................  $4,100  $(56,221) $ 7,522
 Net change in unrealized gains (losses) on equity
  securities.......................................     765      (765)       0
 Net change in unrealized investments gains
  (losses) on short-term investments before tax....       9         2       (2)
 Other (includes loss of $5,946 related to sale of
  mutual fund shares in 1998)......................       0         0   (6,328)
 Adjustment for deferred acquisition cost..........  (1,855)   14,042      276
 Applicable tax....................................  (1,057)   15,030     (514)
                                                    -------  --------  -------
 Net change in unrealized gains (losses) on short-
  term investments and fixed maturities available
  for sale......................................... $ 1,962  $(27,912) $   954
                                                    =======  ========  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A summary of fixed maturities available for sale by cost or amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2000 and 1999 is as follows:

                            Cost or    Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
2000:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  6,851   $   133    $     (0) $  6,984  $  6,984
  GNMA's..................   44,780     1,356         (72)   46,064    46,064
  Mortgage-backed
   securities, GNMA
   collateral.............      556         0          (1)      555       555
  Other mortgage-backed
   securities ............   41,990     1,717           0    43,707    43,707
  States, municipalities
   and political
   subdivisions...........   17,985       262          (1)   18,246    18,246
  Foreign governments.....    4,015       161           0     4,176     4,176
  Public utilities........   47,312     1,006        (406)   47,912    47,912
  Industrial and
   miscellaneous..........  404,330     5,587     (29,881)  380,036   380,036
  Asset-backed
   securities.............   15,654        67      (1,483)   14,238    14,238
                           --------   -------    --------  --------  --------
  Total fixed maturities.. $583,473   $10,289    $(31,844) $561,918  $561,918
                           ========   =======    ========  ========  ========


                            Cost or    Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
1999:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  7,240    $   30    $   (174) $  7,096  $  7,096
  GNMA's..................   64,952     1,675        (536)   66,091    66,091
  MBS, GNMA Collateral....    3,177         7           0     3,184     3,184
  Other mortgage-backed
   securities.............   23,658         0        (457)   23,201    23,201
  States, municipalities
   and political
   subdivisions...........   18,416         0        (267)   18,149    18,149
  Foreign governments.....    3,012        66           0     3,078     3,078
  Public utilities........   54,010       102      (2,150)   51,962    51,962
  Industrial and
   miscellaneous..........  420,359       439     (21,091)  399,707   399,707
  Asset-backed
   securities.............   18,179         0      (3,301)   14,878    14,878
                           --------    ------    --------  --------  --------
  Total fixed maturities.. $613,003    $2,319    $(27,976) $587,346  $587,346
                           ========    ======    ========  ========  ========
 Equity Securities:
  Common Stock............ $  3,400    $  --     $   (765) $  2,635  $  2,635
                           ========    ======    ========  ========  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A schedule of fixed maturities by contractual maturity at December 31, 2000 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             Amortized   Fair
                                                               Cost     Value
                                                             --------- --------
   Fixed maturities available for sale:
    Due in one year or less................................. $ 16,327  $ 16,363
    Due from one year to five years.........................   68,757    62,975
    Due from five years to ten years........................  221,066   216,013
    Due after ten years.....................................  174,343   162,003
                                                             --------  --------
                                                              480,493   457,354
   Mortgage- and asset-backed securities....................  102,980   104,564
                                                             --------  --------
                                                             $583,473  $561,918
                                                             ========  ========

   Proceeds from sales of fixed maturities available for sale were $78,483 in 2000, $152,270 in 1999 and $46,039 in 1998. Gross gains realized on these sales were $766 in 2000, $337 in 1999 and $928 in 1998. Gross losses realized on these sales were $3,101 in 2000, $5,653 in 1999 and $927 in 1998.

   Proceeds from sales of equity securities were $4,284 in 2000, $0 in 1999 and $0 in 1998. Gross gains realized on these sales were $844 in 2000, $0 in 1999 and $0 in 1998. No gross losses were realized on these sales in 2000, 1999 and 1998.

Note 4--Deferred Acquisition Cost and Value of Insurance Purchased

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  2000                  1999                  1998
                          --------------------- --------------------- ---------------------
                           Deferred   Value of   Deferred   Value of   Deferred   Value of
                          Acquisition Insurance Acquisition Insurance Acquisition Insurance
                             Cost     Purchased    Cost     Purchased    Cost     Purchased
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $227,170    $26,101   $183,033    $30,600   $ 176,897   $33,754
 Additions:
  Deferred during peri-
   od:
  Commissions...........     72,887          0     49,812          0      36,328         0
  Other expenses........     22,262          0      9,068          0       6,529         0
                           --------    -------   --------    -------   ---------   -------
   Total deferred.......     95,149          0     58,880          0      42,857         0
  Value of insurance
   purchased............          0          0          0          0           0         0
 Adjustment attributable
  to unrealized invest-
  ment losses (1).......          0          0     14,042          0         276         0
                           --------    -------   --------    -------   ---------   -------
   Total additions......     95,149          0     72,922          0      43,133         0
 Deductions:
  Amortized during peri-
   od...................    (35,334)    (4,755)   (28,785)    (4,499)    (24,720)   (3,154)
  Adjustment
   attributable to
   unrealized investment
   gains (1)............          0          0          0          0           0         0
  Adjustment attribut-
   able to realized
   investment gains
   (1)..................    (1,855)          0          0          0           0         0
  Adjustment to deferred
   commissions due to
   reorganization.......          0          0          0          0    (12,277)         0
                           --------    -------   --------    -------   ---------   -------
   Total deductions.....    (37,189)    (4,755)   (28,785)    (4,499)    (36,997)   (3,154)
                           --------    -------   --------    -------   ---------   -------
Balance at end of year..   $285,130    $21,346   $227,170    $26,101   $ 183,033   $30,600
                           ========    =======   ========    =======   =========   =======

--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $423, $578 and $755 for the years ended December 31, 2000, 1999 and 1998, respectively. The average interest accrual rates used were 6.00%, 6.00% and 6.15%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 2000 to be amortized during each of the next five years is: 2001, $3,160; 2002, $2,243; 2003, $1,693; 2004, $1,363; and 2005, $1,164.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

Note 5--Property and Equipment

  A summary of property and equipment used in the business is as follows:

                                          At December 31,     At December 31,
                                               2000                1999
                                        ------------------- -------------------
                                               Accumulated         Accumulated
                                         Cost  Depreciation  Cost  Depreciation
                                        ------ ------------ ------ ------------
Data processing equipment.............. $  552    $  271    $  366    $  209
Transportation equipment...............     89        36        72        42
Furniture and office equipment ........    983       926       955       921
                                        ------    ------    ------    ------
  Total................................ $1,624    $1,233    $1,393    $1,172
                                        ======    ======    ======    ======

  Depreciation expense on property and equipment used in the business was $72, $41 and $39 in each of the years 2000, 1999 and 1998, respectively.

Note 6--Future Policy Benefit Reserves

   A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2000 is as follows:

                           Individual Life Insurance

Interest Assumptions:

                                                  Percent of
      Years of Issue         Interest Rates       Liability
      --------------   -------------------------- ----------
      1962-2000        3.00% level to 6.00% level     18%
      1986-1992             7.00% graded to 6.00%     23%
      1962-1985             8.50% graded to 6.00%      3%
      1981-1985             8.50% graded to 7.00%      2%
      1984-2000                Interest Sensitive     54%
                                                     ----
                                                     100%
                                                     ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 7--Income Taxes

   United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                   Year Ended December 31,
                                                   --------------------------
                                                    2000      1999     1998
                                                   -------  --------  -------
   Operating income............................... $21,828  $ 23,112  $25,567
   Shareholders' equity:
    Unrealized investment gains (losses)..........   1,057   (15,030)     514
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options..     (48)     (326)     (68)
    Tax benefit received on deferred commission
     credit due to reorganization.................       0         0   (4,297)
    Other.........................................       0       132      300
                                                   -------  --------  -------
                                                   $22,837  $  7,888  $22,016
                                                   =======  ========  =======

   Income tax expense before the adjustments to shareholders' equity is summarized below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                         2000    1999    1998
                                                        ------- ------- -------
    Current income tax expense......................... $ 4,328 $16,116 $19,145
    Deferred income tax expense........................  17,500   6,996   6,422
                                                        ------- ------- -------
                                                        $21,828 $23,112 $25,567
                                                        ======= ======= =======

   In 2000, 1999, and 1998, deferred income tax expense was incurred because of the difference between net operating income before income taxes as reported on the statements of operations and taxable income as reported on United Investor's income tax returns. As explained in Note 1, this difference caused the financial statement book values of some assets and liabilities to be different from their respective tax bases.

   The effective income tax rate differed from the expected 35% rate in 2000, 1999 and 1998 as shown below:

                                             Year Ended December 31,
                                       ----------------------------------------
                                        2000     %    1999     %    1998     %
                                       -------  ---  -------  ---  -------  ---
   Expected income taxes.............. $30,030   35% $28,458   35% $28,764   35%
   Increase (reduction) in income
    taxes resulting from:
    Tax-exempt investment income......  (8,540) (10)  (5,682)  (7)  (3,532)  (4)
    Purchase accounting differences...     331    0      331    0      331    0
    Other.............................       7    0        5    0        4    0
                                       -------  ---  -------  ---  -------  ---
   Income taxes....................... $21,828   25% $23,112   28% $25,567   31%
                                       =======  ===  =======  ===  =======  ===

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 7--Income Taxes (continued)

   The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        Year Ended December 31,
                                                        ------------------------
                                                            2000        1999
                                                        ------------ -----------
   Deferred tax assets:
    Unrealized investment losses......................  $      5,544 $     6,601
    Present value of future policy surrender charges..        39,964      28,534
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses.................................           274         183
                                                        ------------ -----------
    Total gross deferred tax assets...................        45,782      35,318
   Deferred tax liabilities:
    Future policy benefits and unearned and advance
     premiums.........................................        19,996       8,599
    Deferred acquisition costs........................        88,320      73,791
    Other.............................................         6,874       4,469
                                                        ------------ -----------
    Total gross deferred tax liabilities..............       115,190      86,859
                                                        ------------ -----------
   Net deferred tax liability.........................  $     69,408 $    51,541
                                                        ============ ===========

   In United Investors' opinion, all deferred tax assets will be recoverable.

   United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if and when this tax becomes payable.

Note 8--Postretirement Benefits

   Pension Plans: United Investors participates in retirement benefit plans and savings plans which cover substantially all employees. There is also a nonqualified excess benefit plan which covers certain employees. The plans cover primarily employees of United Investors, Liberty National and Torchmark. The total cost of these retirement plans charged to UILIC's operations was as follows:

                                                                         Defined
                                                              Defined    Benefit
   Year Ended                                               Contribution Pension
   December 31,                                                Plans      Plans
   ------------                                             ------------ -------
    2000..................................................      $79       $ 54
    1999..................................................       71        121
    1998..................................................       42        114

   United Investors accrues expense for the defined contribution plans based on a percentage of the employees contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense.

   Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Accrued pension expense in excess of amounts contributed has been recorded as a liability in UILIC's financial statements and was $109 thousand and $177 thousand at

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

December 31, 2000 and 1999, respectively. The total unfunded plan liability recorded at December 31, 2000 was $821. The plans covering the majority of employees are organized as trust funds whose assets consist primarily of investments in marketable long-term fixed maturities and equity securities which are valued at fair value.

   The excess benefit pension plan provides the benefits that an employee would have otherwise received from a defined benefit pension plan in the absence of the Internal Revenue Codes limitation on benefits payable under a qualified plan. Although this plan is unfunded, pension cost is determined in a similar manner as for the funded plans. UILIC's liability for the excess benefit plan was $19 thousand as of December 31, 2000 and 1999.

   Net periodic pension cost for the defined benefit plans by expense component was as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
   Service cost--benefits earned during period..... $   643  $   725  $   679
   Interest cost on projected benefit obligation...   1,420    1,420    1,657
   Return on assets................................  (1,649)  (3,035)  (3,118)
   Net amortization and deferral...................     (52)   1,701    1,942
                                                    -------  -------  -------
    Total net periodic cost........................     362      811    1,160
    Periodic cost allocated to other participating
     employers.....................................     308      689    1,046
                                                    -------  -------  -------
   UILIC's net periodic cost....................... $    54  $   122  $   114
                                                    =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   United Investors adopted FASB Statement No. 132, Employers Disclosures about Pensions and Other Postretirement Benefits ("SFAS 132"), effective for year-end 1998. In accordance with SFAS 132, the following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the.amounts recognized on United Investors' and Liberty National's, the plan sponsor, balance sheet.

                                                                 Pension
                                                              Benefits For
                                                             the year ended
                                                              December 31,
                                                             ----------------
                                                              2000     1999
                                                             -------  -------
   Changes in benefit obligation:
   Obligation at the beginning of year...................... $18,632  $18,523
   Service cost.............................................     642      725
   Interest cost............................................   1,420    1,419
   Actuarial gain (loss)....................................    (290)    (565)
   Benefits paid............................................  (2,124)  (1,470)
                                                             -------  -------
   Obligation at the end of year............................  18,280  $18,632

   Changes in plan assets:
   Fair value at the beginning of year......................  20,516   18,140
   Return on assets.........................................   2,665    3,035
   Contributions............................................       0      811
   Benefits paid............................................  (2,124)  (1,470)
                                                             -------  -------
   Fair value at the end of year............................  21,057   20,516
                                                             -------  -------

       Funded status at year end............................   2,777    1,884

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain).......................  (3,456)  (2,150)
   Unrecognized prior service cost..........................    (142)    (193)
   Unrecognized transition obligation.......................       0        0
                                                             -------  -------
     Net amount recognized at year end...................... $  (821) $  (459)
                                                             =======  =======
   Amounts recognized consist of:
   Prepaid benefit cost..................................... $     0  $     0
   Accrued benefit liability................................    (821)    (459)
   Intangible asset.........................................       0        0
                                                             -------  -------
    Net amount recognized at year end.......................    (821)    (459)
    Net amount recognized allocated to other participating
     employers..............................................    (712)    (283)
                                                             -------  -------
   UILIC's net amount recognized at year end................ $  (109) $  (176)
                                                             =======  =======

   The weighted average assumed discount rates used in determining the actuarial benefit obligations were 7.5% in 2000 and 1999. The rate of assumed compensation increase was 4.5% for 2000 and 1999 while the expected long-term rate of return on plan assets was 9.25% in 2000 and 1999.

   Postretirement Benefit Plans Other Than Pensions: United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For retired employees over age sixty-five, United Investors does not provide postretirement benefits other than pensions and life insurance. United Investors does provide a portion of the cost for health insurance benefits for employees who retired before February 1, 1993 and before age sixty-five, covering them until they reach age sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded.

   The components of net periodic postretirement benefit cost other than pensions is as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
   Service cost ................................... $   119  $    89  $   112
   Interest on accumulated postretirement. benefit
    obligation.....................................     379      277      377
   Return on assets................................       0        0        0
   Net amortization and deferral...................    (151)    (402)    (251)
                                                    -------  -------  -------
    Total net periodic postretirement cost.........     347      (36)     238
    Periodic cost allocated to other participating
     employers.....................................     340      (35)     233
                                                    -------  -------  -------
   UILIC's net periodic postretirement cost........ $     7  $    (1) $     5
                                                    =======  =======  =======

   The following table presents a reconciliation of the post retirement benefit obligation and plan assets from the beginning to the end of the year, also reconciling the funded status to the accrued benefit liability.

                                                  Benefits Other than Pension
                                                      For the year ended
                                                         December 31,
                                                  ----------------------------
                                                      2000           1999
                                                  -------------  -------------
   Changes in benefit obligation:
   Obligation at the beginning of year..........  $       3,883  $       5,262
   Service cost.................................            119             89
   Interest cost................................            379            277
   Actuarial gain (loss)........................          1,348         (1,255)
   Benefits paid................................           (596)          (490)
                                                  -------------  -------------
   Obligation at the end of year................          5,133          3,883

   Changes in plan assets:
   Fair value at the beginning of year..........              0              0
   Return on assets.............................              0              0
   Contributions................................            596            490
   Benefits paid................................           (596)          (490)
                                                  -------------  -------------
   Fair value at the end of year................              0              0
                                                  -------------  -------------

     Funded status at year end..................         (5,133)        (3,883)

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain)...........           (264)        (1,612)
   Unrecognized prior service cost..............              0           (151)
                                                  -------------  -------------
    Net amount recognized at year end as accrued
     benefit liability..........................         (5,397)        (5,646)
    Net amount recognized allocated to other
     participating employers....................         (5,311)        (5,555)
                                                  -------------  -------------
   UILIC's net accrued benefit liability........  $         (86) $         (91)
                                                  =============  =============

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For measurement purposes, an 7.5% annual rate of increase in per capita cost of covered healthcare benefits was assumed for 2000. These rates grade to ranges of 7.0% to 4.5% by the year 2004. The health care cost trend rate assumption has a significant effect on the amounts reported, as illustrated in the following table which presents the effect of a one-percentage-point increase and decrease on the service and interest cost components and the benefit obligation:

Effect on:

                                                                Change in Trend
                                                                     Rate
                                                               -----------------
                                                                  1%       1%
                                                               Increase Decrease
                                                               -------- --------
   Service and interest cost components.......................   $ 36    $ (33)
   Benefit obligation.........................................    319     (294)

   The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.50% in 2000 and 1999.

Note 9--Related Party Transactions

   United Investors was charged for space, equipment and services provided by an affiliate amounting to $1,835 in 2000, $1,835 in 1999, and $1,840 in 1998.

   Torchmark performed certain administrative services for United Investors for which it was charged $516 in 2000, $408 in 1999, and $612 in 1998.

   United Investors in 1998 loaned Liberty National and United American, which are affiliated companies, $2,400 at an interest rate of 5.5% all of which were repaid in 1998. Interest income for 1998 related to these loans totaling $4 is included in the accompanying financial statements.

   During 1999, United Investors loaned in a series of notes $117,800 to Torchmark and Liberty National, which are affiliated companies. These notes had 5.5% interest rate and were repaid in 1999. In addition, Torchmark repaid a $35,000 note originated in 1994 having an interest rate of 8.110% and borrowed an additional $35,000 at an interest rate of 7.05%. During 1999, United Investors received income of $4,300 from these notes which are included in the accompanying financial statements.

   United Investors in 2000 loaned in a series of notes $147,950 to Torchmark, Liberty National and United American, which are affiliated companies. These notes had a 6.0% interest rate and all these notes were repaid in 2000. The interest income for 2000 related to these notes of $3,424 is included in the accompanying financial statements.

   In addition, Torchmark in 2000 exchanged 52,200 shares of its preferred stock with United Investors for $52,200 of intercompany debt.

   During 1999, United Investors borrowed in a series of notes $81,400 from Torchmark, Liberty National, Globe and United American, which are affiliated companies. All these notes had a 5.5% interest rate and were repaid in 1999. The interest expense for 1999 related to these notes of $204 is included in the accompanying financial statements.

   United Investors in 2000 borrowed in a series of loans totaling $101,000 from Torchmark. Liberty National, Globe Life and Accident Insurance Company (Globe) and American Income Life Insurance Company, which are affiliated companies. All of these notes were repaid in 2000 and had an interest rate of 6.00%. The interest expense for 2000 related to these notes of $636 is included in the accompanying financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 9--Related Party Transactions (continued)

   Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American on 100% funds withheld basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $284,759 and $275,355 at December, 2000 and 1999, respectively. Interest income totaled $19,619, $17,058 and $13,665 in 2000, 1999 and 1998, respectively, and is included in other income. The reserve for annuity balances assumed in connection with this business totaled $300,698 and $287,736 as of December 31, 2000 and 1999, respectively. United Investors reimbursed United American for administrative expenses in the amount of $654, $933, and $800 in 2000, 1999 and 1998, respectively.

   United Investors serves as sponsor to seven separate accounts. During 1997, United Investors was also a investor in two of the separate accounts. These investments were sold during 1998 for $18.4 million and United Investors is no longer a depositor to any of its separate accounts.

   On March 3, 1998, Waddell & Reed Financial, Inc. contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC due to the reorganization discussed in Note 1--Summary of Significant Accounting Policies. Dividend income, on these shares, in the amount of $13,198 in 2000 and $12,234 in 1999 is included in the accompanying financial statements.

Note 10--Commitments and Contingencies

   Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 3% of total life insurance in force at December 31, 2000 and 3% of premium income for 2000. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

   Restrictions on the Transfer of Funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholders' equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2000 in compliance with all regulations were $418,946. Without formal regulatory approval, United Investors can pay its stockholders approximately $30.5 million in 2001.

   Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations.

   Concentrations of Credit Risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (6%): nongovernment-guaranteed mortgage-backed securities (5%); securities of state and municipal governments (2%); investment-grade corporate bonds (46%); preferred stock in affiliates (28%); noninvestment-grade securities (7%); and policy loans (3%), which are secured by the underlying insurance policy values. The balance of the portfolio is invested in short-term investments.

   Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt and equity investments are made in a wide range of industries. At December 31, 2000, 1% or more of the portfolio was invested in the following industries: Electric, gas, and

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 10--Commitments and Contingencies (continued)

sanitary services (6%); depository institutions (5%); communications (4%); nondepository credit institutions (3%); industrial and commercial machinery, and computer equipment (3%); transportation equipment (3%); metal fabricators (3%); printing, publishing, and allied lines (2%): food and kindred products (2%); general merchandise stores (2%); chemicals and allied products (2%); insurance carriers (2%); railroad transportation (2%); petroleum refining and related industries (2%); holding companies and other investment offices (2%); and auto repair and services (1%). At year-end 2000, 10% of the carrying value of fixed maturities was rated below investment grade (BB or lower as rated by Moody's, Standard & Poor's, or the equivalent NAIC designation). Par value of these investments was $77.9 million, amortized cost was $75.2 million, and fair value was $58.0 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in fair value.

   Collateral Requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors' investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

Note 11--Supplemental Disclosures for Cash Flow Statement

   The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flows as required by GAAP:

                                                      Year Ended December 31,
                                                     --------------------------
                                                       2000     1999     1998
                                                     -------- -------- --------
       Due from affiliates.......................... $284,759 $274,744 $229,194
       Future policy benefits.......................  300,698  287,376  241,357
       Impact from reorganization of
        Waddell & Reed .............................        0        0  203,871

   The following table summarizes certain amounts paid during the period:

                                                      Year Ended December 31,
                                                     --------------------------
                                                       2000     1999     1998
                                                     -------- -------- --------
       Taxes paid................................... $  7,942 $ 13,142 $ 26,054

Note 12--Business Segments

   United Investors' segments are based on the insurance product lines it markets and administers, life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flow for the insurance segments and the corporate function.

   Life insurance products include traditional and interest-sensitive whole life insurance as well as term life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

   United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors' insurance segments. The tables below present segment premium revenue by each of United Investors' marketing groups.


                                                For the Year 2000
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,261   7.9%  $--          $ 6,261   7.8%
Waddell & Reed......................  61,691  77.9%                61,691  77.3%
Liberty National....................   9,639  12.2%                 9,639  12.1%
United American ....................      66   0.1%   641  100.0%     707   0.9%
Globe Direct Response...............   1,507   1.9%                 1,507   1.9%
                                     ------- -----   ----  -----  ------- -----
                                     $79,164 100.0%  $641  100.0% $79,805 100.0%
                                     ======= =====   ====  =====  ======= =====
                                                For the Year 1999
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,526   8.9%  $--          $ 6,526   8.9%
Waddell & Reed......................  60,996  83.2%                60,996  82.7%
Liberty National....................   5,399   7.4%                 5,399   7.3%
United American.....................      48   0.1%   473  100.0%     521   0.7%
Globe Direct Response...............     276   0.4%                   276   0.4%
                                     ------- -----   ----  -----  ------- -----
                                     $73,245 100.0%  $473  100.0% $73,718 100.0%
                                     ======= =====   ====  =====  ======= =====

                                                For the Year 1998
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 8,004  11.5%  $--          $ 8,004  11.4%
Waddell & Reed......................  61,511  88.4%                61,511  87.9%
United American ....................                  415  100.0%     415   0.6%
Globe Direct Response...............      57   0.1%                    57   0.1%
                                     ------- -----   ----  -----  ------- -----
                                     $69,572 100.0%  $415  100.0% $69,987 100.0%
                                     ======= =====   ====  =====  ======= =====

   Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors' business is conducted in the United States, primarily in the Southeastern and Southwestern regions.

   The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before insurance administrative expenses and consists of premium, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 12--Business Segments (continued)

policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

   The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other intersegment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the "Other" segment category. The table below sets forth a reconciliation of United Investors' revenues and operations by segment to its major income statement line items.

                                             For the Year 2000
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 79,164  $    641   $    --   $   --      $ --     $ 79,805
 Policy charges and
  fees..................   19,218    52,150                                    71,368
 Net investment income..                        63,472                         63,472
 Other income...........             19,619                                    19,619
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   98,382    72,410     63,472                        234,264

Benefits and Expenses
 Policy benefits........   59,131    28,706                                    87,837
 Required reserve
  interest..............  (19,888)  (15,741)    35,629                              0
 Amortization of
  acquisition costs.....   20,353    19,736                                    40,089
 Commissions and premium
  taxes.................    5,358     2,049                                     7,407
 Required interest on
  acquisition costs.....    8,896     7,128    (16,024)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   73,850    41,878     19,605                        135,333
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   24,532    30,532     43,867                         98,931
 Administrative
  expense...............                                  6,701                 6,701
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 24,532  $ 30,532   $ 43,867  $(7,647)    $ --       91,284
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,484)
                                                                             --------
  Pretax income..........................................................    $ 85,800
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1999
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 73,245  $    473   $    --   $   --      $ --     $ 73,718
 Policy charges and
  fees..................   16,251    40,401                                    56,652
 Net investment income..                        63,388                         63,388
 Other income...........             17,058                                    17,058
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   89,496    57,932     63,388                        210,816

Benefits and Expenses
 Policy benefits........   51,595    26,686                                    78,281
 Required reserve
  interest..............  (19,262)  (16,625)    35,887                              0
 Amortization of
  acquisition costs.....   18,377    14,907                                    33,284
 Commissions and premium
  taxes.................    5,207       690                                     5,897
 Required interest on
  acquisition costs.....    8,179     5,646    (13,825)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   64,096    31,304     22,062                        117,462
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   25,400    26,628     41,326                         93,354
 Administrative
  expense...............                                  6,076                 6,076
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 25,400  $ 26,628   $ 41,326  $(7,022)    $ --       86,332
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,023)
                                                                             --------
  Pretax income..........................................................    $ 81,309
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1998
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 69,572  $    415   $    --   $   --      $ --     $ 69,987
 Policy charges and
  fees..................   12,048    33,065                                    45,113
 Net investment income..                        61,373                         61,373
 Other income...........             13,665                                    13,665
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   81,620    47,145     61,373                        190,138

Benefits and Expenses
 Policy benefits........   51,430    25,892                                    77,322
 Required reserve
  interest..............  (18,832)  (18,162)    36,994                              0
 Amortization of
  acquisition costs.....   16,306    11,568                                    27,874
 Commissions and premium
  taxes.................    5,182       398                                     5,580
 Required interest on
  acquisition costs.....    7,958     4,814    (12,772)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   62,044    24,510     24,222                        110,776
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   19,576    22,635     37,151                         79,362
 Administrative
  expense...............                                  5,633                 5,633
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 19,576  $ 22,635   $ 37,151  $(6,579)    $ --       72,783
                         ========  ========   ========  =======     =====
 Realized investment gains and deferred acquisition cost adjustment......       9,401
                                                                             --------
  Pretax income..........................................................    $ 82,184
                                                                             ========


   Assets for each segment are reported based on a specific identification basis. The insurance segments' assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets, representing less than 2% of total assets, are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

                                              At December 31, 2000
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $    --  $      --   $869,600  $    --     $ --     $  869,600
Accrued investment
 income.................                        11,495                           11,495
Deferred acquisition
 costs..................  143,671    141,459                                    285,130
Goodwill................                                  27,573                 27,573
Separate account
 assets.................           3,741,415                                  3,741,415
Other Assets............                                 317,651                317,651
                         -------- ----------  --------  --------    -----    ----------
Total Assets............ $143,671 $3,882,874  $881,095  $345,224    $ --     $5,252,864
                         ======== ==========  ========  ========    =====    ==========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                              At December 31, 1999
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $    --  $      --   $815,496  $    --     $--      $  815,496
Accrued investment
 income.................                        11,550                           11,550
Deferred acquisition
 costs..................  122,037    105,133                                    227,170
Goodwill................                                  28,519                 28,519
Separate account
 assets.................           3,413,675                                  3,413,675
Other Assets............                                 361,796                361,796
                         -------- ----------  --------  --------    ----     ----------
Total Assets............ $122,037 $3,518,808  $827,046  $390,315    $--      $4,858,206
                         ======== ==========  ========  ========    ====     ==========

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
Titanium Universal Life Variable Account
Birmingham, Alabama

We have audited the accompanying balance sheets of each of the sub-accounts ("portfolios" for the purpose of this report) that comprise Titanium Universal Life Variable Account as of December 31, 2000 and the related statements of operations and changes in net assets for the period May 22, 2000 (commencement of operations) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such 2000 financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of Titanium Universal Life Variable Account as of December 31, 2000, and the results of their operations and changes in net assets for the period May 22, 2000 to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas
April 25, 2001

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

                                 BALANCE SHEETS
                              At December 31, 2000

                             AIM                 AIM V I   AIM V I                 Alger Amer  Alger Amer Alger Amer
                           Capital     AIM V I  Growth &     Intl       AIM V I     Income &   Leveraged    Midcap
                         Appreciation  Growth    Income     Equity       Value       Growth      Allcap     Growth
                         ------------ --------- --------- ----------  ------------ ----------  ---------- ----------
Assets:
Investment in mutual
 funds (Note B).........  $  13,103   $  20,264 $   8,726 $    9,838   $  12,711   $    7,358  $   22,540 $    9,247
Receivables.............         65         194        55        221         (38)          28          61          1
                          ---------   --------- --------- ----------   ---------   ----------  ---------- ----------
Total assets............     13,168      20,458     8,781     10,059      12,673        7,386      22,601      9,248

Liabilities:
Mortality and expense
 risk charge payable to
 sponsor (Note D).......         11          18         8         12          14            7          22          8
Total liabilities.......         11          18         8         12          14            7          22          8
                          ---------   --------- --------- ----------   ---------   ----------  ---------- ----------
Net assets (Note C).....  $  13,157   $  20,440 $   8,773 $   10,047   $  12,659   $    7,379  $   22,579 $    9,240
                          =========   ========= ========= ==========   =========   ==========  ========== ==========

Equity:
Equity of contract
 owners.................     13,157      20,440     8,773     10,047      12,659        7,379      22,579      9,240
                          ---------   --------- --------- ----------   ---------   ----------  ---------- ----------
Total equity............  $  13,157   $  20,440 $   8,773 $   10,047   $  12,659   $    7,379  $   22,579 $    9,240
                          =========   ========= ========= ==========   =========   ==========  ========== ==========
Accumulation units
 outstanding............      1,419       2,444       963      1,114       1,405          714       2,630        897
                          ---------   --------- --------- ----------   ---------   ----------  ---------- ----------
Net assets value per
 unit...................  $9.272023   $8.363339 $9.110073 $ 9.018551   $9.031317   $10.334734  $ 8.585171 $10.301003
                          ---------   --------- --------- ----------   ---------   ----------  ---------- ----------
Cost of invested
 assets.................  $  14,780   $  22,869 $   9,506 $   10,933   $  13,481   $    7,470  $   25,088 $    9,274
                          =========   ========= ========= ==========   =========   ==========  ========== ==========

                                                Deutsche                                                   Dreyfus
                                        Alger   VIT EAFE   Deutsche                 Dreyfus     Dreyfus    Socially
                          Alger Amer    Amer     Equity   VIT Small     Dreyfus      Money      Quality      Resp
                          Small Cap    Growth     Indx    Cap Index   Appreciation   Market       Bond      Growth
                         ------------ --------- --------- ----------  ------------ ----------  ---------- ----------
Assets:
Investment in mutual
 funds (Note B).........  $   5,333   $   8,977 $     200 $    2,573   $   2,881   $    2,107  $    4,899 $    7,211
Receivables.............          1          37        14        (15)         20         (144)         41         16
                          ---------   --------- --------- ----------   ---------   ----------  ---------- ----------
Total assets............      5,334       9,014       214      2,558       2,901        1,963       4,940      7,227

Liabilities:
Mortality and expense
 risk charge payable to
 sponsor (Note D).......          5          10         0          4           4            9           7          9
Total liabilities.......          5          10         0          4           4            9           7          9
                          ---------   --------- --------- ----------   ---------   ----------  ---------- ----------
Net assets (Note C).....  $   5,329   $   9,004 $     214 $    2,554   $   2,897   $    1,954  $    4,933 $    7,218
                          ---------   --------- --------- ----------   ---------   ----------  ---------- ----------
Equity:
Equity of contract
 owners.................      5,329       9,004       214      2,554       2,897        1,954       4,933      7,218
                          ---------   --------- --------- ----------   ---------   ----------  ---------- ----------
Total equity............  $   5,329   $   9,004 $     214 $    2,554   $   2,897   $    1,954  $    4,933 $    7,218
                          =========   ========= ========= ==========   =========   ==========  ========== ==========
Accumulation units
 outstanding............        620       1,019        23        249         291          189         447        778
                          ---------   --------- --------- ----------   ---------   ----------  ---------- ----------
Net assets value per
 unit...................  $8.595161   $8.836114 $9.304348 $10.257028   $9.955326   $10.338624  $11.035794 $ 9.277635
                          ---------   --------- --------- ----------   ---------   ----------  ---------- ----------
Cost of invested
 assets.................  $   5,475   $   9,733 $     202 $    2,678   $   2,969   $    2,107  $    4,805 $    7,829
                          =========   ========= ========= ==========   =========   ==========  ========== ==========

                         See Notes to Financial Statements

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

                              At December 31, 2000

                    Evergreen  Evergreen  Evergreen  Evergreen   INVESCO                   INVESCO      MFS
                    VA Equity      VA     VA Global   VA Small  VIF Equity  INVESCO VIF      VIF      Emerging
                      Index    Foundation  Leaders   Cap Value    Income     Technology   Utilities    Growth
                    ---------- ---------- ---------- ---------- ---------- -------------- ---------- ----------
Assets:
Investment in
 mutual funds
 (Note B).........  $       22 $      27  $      668 $      196 $      403   $   34,259   $    8,082 $   21,249
Receivables.......           0         0           0          7          0           23           11          6
                    ---------- ---------  ---------- ---------- ----------   ----------   ---------- ----------
Total assets......          22        27         668        203        403       34,282        8,093     21,255

Liabilities:
Mortality and
 expense risk
 charge payable to
 sponsor
 (Note D).........           0         0           1          0          1           32            9         22
Total
 liabilities......           0         0           1          0          1           32            9         22
                    ---------- ---------  ---------- ---------- ----------   ----------   ---------- ----------
Net assets (Note
 C)...............  $       22 $      27  $      667 $      203 $      402   $   34,250   $    8,084 $   21,233
                    ========== =========  ========== ========== ==========   ==========   ========== ==========
Equity:
Equity of contract
 owners...........          22        27         667        203        402       34,250        8,084     21,233
                    ---------- ---------  ---------- ---------- ----------   ----------   ---------- ----------
Total equity......  $       22 $      27  $      667 $      203 $      402   $   34,250   $    8,084 $   21,233
                    ========== =========  ========== ========== ==========   ==========   ========== ==========
Accumulation units
 outstanding......           2         3          67         17         39        4,281          773      2,320
                    ---------- ---------  ---------- ---------- ----------   ----------   ---------- ----------
Net assets value
 per unit.........  $11.000000 $9.000000  $ 9.955224 $11.941176 $10.307692   $ 8.000467   $10.457956 $ 9.152155
                    ========== =========  ========== ========== ==========   ==========   ========== ==========
Cost of invested
 assets...........  $       22 $      29  $      671 $      186 $      424   $   43,641   $    8,134 $   22,795
                    ========== =========  ========== ========== ==========   ==========   ========== ==========

                    MFS Growth                         Strong     Strong                  Templeton  Templeton
                       with       MFS     MFS Total  Discovery   Mid Cap       Strong       Asset       Intl
                      Income    Research    Return       II     Growth II  Opportunity II  Strategy   Security    Total
                    ---------- ---------- ---------- ---------- ---------- -------------- ---------- ---------- ---------
Assets:
Investment in
 mutual funds
 (Note B).........  $       61 $     381  $      404 $      326 $   27,271   $    4,751   $      508 $    4,477 $ 241,053
Receivables.......           0        37           0          0         12           11            0          6       670
                    ---------- ---------  ---------- ---------- ----------   ----------   ---------- ---------- ---------
Total assets......          61       418         404        326     27,283        4,762          508      4,483   241,723

Liabilities:
Mortality and
 expense risk
 charge payable to
 sponsor (Note
 D)...............           0         0           0          0         28            4            1          6       252
Total
 liabilities......           0         0           0          0         28            4            1          6      2512
                    ---------- ---------  ---------- ---------- ----------   ----------   ---------- ---------- ---------
Net assets (Note
 C)...............  $       61 $     418  $      404 $      326 $   27,255   $    4,758   $      507 $    4,477 $241,4731
                    ========== =========  ========== ========== ==========   ==========   ========== ========== =========
Equity:
Equity of contract
 owners...........          61       418         404        326     27,255        4,758          507      4,477   241,471
                    ---------- ---------  ---------- ---------- ----------   ----------   ---------- ---------- ---------
Total equity......  $       61 $     418  $      404 $      326 $   27,255   $    4,758   $      507 $    4,477 $ 241,471
                    ========== =========  ========== ========== ==========   ==========   ========== ========== =========
Accumulation units
 outstanding......           6        44          36         33      2,921          472           48        424
                    ---------- ---------  ---------- ---------- ----------   ----------   ---------- ----------
Net assets value
 per unit.........  $10.166667 $9.500000  $11.222222 $ 9.878788 $ 9.330709   $10.080508   $10.562500 $10.558962
                    ========== =========  ========== ========== ==========   ==========   ========== ==========
Cost of invested
 assets...........  $       62 $     392  $      390 $      318 $   31,487   $    4,896   $      498 $    4,383 $ 267,527
                    ========== =========  ========== ========== ==========   ==========   ========== ========== =========

                       See Notes to Financial Statements

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                For the Period May 22, 2000 to December 31, 2000

                              AIM               AIM V I                            Alger Amer Alger Amer Alger Amer
                            Capital    AIM V I   Growth  AIM V I Intl   AIM V I      Income    Leveragd    Midcap
                          Appreciation Growth   & Income    Equity       Value      & Growth    Allcap     Growth
                          ------------ -------  -------- ------------ ------------ ---------- ---------- ----------
Dividend income (Note B,
 D).....................    $   334    $   529   $  214    $   493      $   481      $    0    $     0     $    0
Expense paid to Sponsor
 (Note D):
 Mortality and expense
  risk charge...........         11         18        8         12           14           7         22          8
Contract maintenance
 charges:
 Administration fees....      1,077      1,736      644        863          911         851      1,646        795
 Cost of insurance......      1,904      3,210    1,089      1,530        1,422       1,566      2,568      1,467
                            -------    -------   ------    -------      -------      ------    -------     ------
 Total..................      2,992      4,964    1,741      2,405        2,347       2,424      4,236      2,270
                            -------    -------   ------    -------      -------      ------    -------     ------
Net investment income...     (2,658)    (4,435)  (1,527)    (1,912)      (1,866)     (2,424)   ( 4,236)    (2,270)
Realized investment
 gains (losses)
 distributed to
 accounts...............        (43)       (81)     (41)       (43)         (50)        (23)       (58)       (13)
Unrealized investment
 gains (losses).........     (1,677)    (2,605)    (780)    (1,095)        (770)       (111)    (2,547)       (27)
                            -------    -------   ------    -------      -------      ------    -------     ------
Net gain (loss) on
 investments............     (1,720)    (2,686)    (821)    (1,138)        (820)       (134)    (2,605)       (40)
                            -------    -------   ------    -------      -------      ------    -------     ------
Net increase (decrease)
 in net assets from
 operations.............     (4,378)    (7,121)  (2,348)    (3,050)     (2, 686)     (2,558)    (6,841)    (2,310)
Premiums deposits and
 net transfers *........     17,535     27,569   11,121     13,105       15,345       9,992     29,431     11,605
Transfers to Sponsor for
 benefits and
 terminations...........          0         (8)       0         (8)           0         (55)       (11)       (55)
Total increase
 (decrease).............     13,157     20,440    8,773     10,047       12,659       7,379     22,579      9,240
Net assets at beginning
 of period..............          0          0        0          0            0           0          0          0
                            -------    -------   ------    -------      -------      ------    -------     ------
Net assets at end of
 period (Note C)........    $13,157    $20,440   $8,773    $10,047      $12,659      $7,379    $22,579     $9,240
                            =======    =======   ======    =======      =======      ======    =======     ======

                                                Deutsche                                                  Dreyfus
                                        Alger   VIT EAFE Deutsche VIT               Dreyfus    Dreyfus    Socially
                           Alger Amer   Amer     Equity   Small Cap     Dreyfus      Money     Quality      Resp
                           Small Cap   Growth     Indx      Index     Appreciation   Market      Bond      Growth
                          ------------ -------  -------- ------------ ------------ ---------- ---------- ----------
Dividend income (Note B,
 D).....................    $     0    $     0   $    3    $     0      $    44      $   74    $    63     $   58
Expense paid to Sponsor
 (Note D):
 Mortality and expense
  risk charge...........          5         10        0          4            4           9          7          9
Contract maintenance
 charges:
 Administration fees....        544        862       93        138          264         421         98        894
 Cost of insurance......      1,077      1,812       85        272          691         799        281      1,486
                            -------    -------   ------    -------      -------      ------    -------     ------
 Total..................      1,626      2,684      178        414          959       1,229        386      2,389
                            -------    -------   ------    -------      -------      ------    -------     ------
Net investment income...     (1,626)    (2,684)    (175)      (414)        (915)     (1,155)      (323)    (2,331)
Realized investment
 gains (losses)
 distributed to
 accounts...............        (48)      (100)      (2)       (14)          (7)          0         38        (32)
Unrealized investment
 gains (losses).........       (142)     (7 56)      (2)      (106)         (87)          0         94       (618)
                            -------    -------   ------    -------      -------      ------    -------     ------
Net gain (loss) on
 investments............       (190)      (856)      (4)      (120)         (94)          0        132       (650)
                            -------    -------   ------    -------      -------      ------    -------     ------
Net increase (decrease)
 in net assets from
 operations.............     (1,816)    (3,540)    (179)      (534)      (1,009)     (1,155)      (191)    (2,981)
Premiums deposits and
 net transfers *........      7,200     12,544      393      3,088        3,906       3,109      5,124     10,199
Transfers to Sponsor for
 benefits and
 terminations...........        (55)         0        0          0            0           0          0          0
Total increase
 (decrease).............      5,329      9,004      214      2,554        2,897       1,954      4,933      7,218
Net assets at beginning
 of period..............          0          0        0          0            0           0          0          0
                            -------    -------   ------    -------      -------      ------    -------     ------
Net assets at end of
 period (Note C)........    $ 5,329    $ 9,004   $  214    $ 2,554      $ 2,897      $1,954    $ 4,933     $7,218
                            =======    =======   ======    =======      =======      ======    =======     ======

*Includes transfer activity from (to) other portfolios.

                       See Notes to Financial Statements

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

                For the Period May 22, 2000 to December 31, 2000

                                                        Evergreen  INVESCO
                         Evergreen Evergreen  Evergreen    VA        VIF                    INVESCO   34 MFS
                         VA Equity     VA     VA Global Small Cap  Equity    INVESCO VIF      VIF    Emerging
                           Index   Foundation  Leaders    Value    Income     Technology   Utilities  Growth
                         --------- ---------- --------- --------- --------- -------------- --------- ---------
Dividend income (Note
 B, D).................    $   0     $   0      $   3     $   2    $    25     $     47     $   201   $     0
Expense paid to Sponsor
 (Note D):
 Mortality and expense
  risk charge..........        0         0          1         0          1           32           9        22
Contract maintenance
 charges:
 Administration fees...       14         8         88        53         76        2,559         472     1,596
 Cost of insurance.....       17       116        151        57        156        4,021         760     2,541
                           -----     -----      -----     -----    -------     --------     -------   -------
 Total.................       31       124        240       110        233        6,612       1,241     4,159
                           -----     -----      -----     -----    -------     --------     -------   -------
Net investment income..      (31)     (124)      (237)     (108)      (208)      (6,565)     (1,040)   (4,159)
Realized investment
 gains (losses)
 distributed to
 accounts..............        0         0         (2)        0         (9)        (171)        (20)      (61)
Unrealized investment
 gains (losses)........        0        (2)        (2)       10        (21)      (9,382)        (52)   (1,546)
                           -----     -----      -----     -----    -------     --------     -------   -------
Net gain (loss) on
 investments...........        0        (2)        (4)       10        (30)      (9,553)        (72)   (1,607)
                           -----     -----      -----     -----    -------     --------     -------   -------
Net increase (decrease)
 in net assets from
 operations............      (31)     (126)      (241)      (98)      (238)     (16,118)     (1,112)   (5,766)
Premiums deposits and
 net transfers*........       53       153        908       301        640       50,569       9,196    27,157
Transfers to Sponsor
 for benefits and
 terminations..........        0         0          0         0          0         (201)          0      (158)
Total increase
 (decrease)............       22        27        667       203        402       34,250       8,084    21,233
Net assets at beginning
 of period.............        0         0          0         0          0            0           0         0
                           -----     -----      -----     -----    -------     --------     -------   -------
Net assets at end of
 period (Note C).......    $  22     $  27      $ 667     $ 203    $   402     $ 34,250     $ 8,084   $21,233
                           =====     =====      =====     =====    =======     ========     =======   =======

                            MFS
                          Growth                         Strong    Strong                  Templeton Templeton
                           with       MFS     MFS Total Discovery  Mid Cap      Strong       Asset     Intl
                          Income    Research   Return      II     Growth II Opportunity II Strategy  Security   Total
                         --------- ---------- --------- --------- --------- -------------- --------- --------- --------
Dividend income (Note
 B, D).................    $   0     $   0      $   0     $   0    $ 1,340     $    234     $     0   $     0  $  4,145
Expense paid to Sponsor
 (Note D):
 Mortality and expense
  risk charge..........        0         0          0         0         28            4           1         6       252
Contract maintenance
 charges:
 Administration fees...       21       109         39       116      2,137          171         114       166    19,576
 Cost of insurance.....      128       168         48       136      3,156          338         199       297    33,548
                           -----     -----      -----     -----    -------     --------     -------   -------  --------
 Total.................      149       277         87       252      5,321          513         314       469    53,376
                           -----     -----      -----     -----    -------     --------     -------   -------  --------
Net investment income..     (149)     (277)       (87)     (252)    (3,981)        (279)       (314)     (469)  (49,231)
Realized investment
 gains (losses)
 distributed to
 accounts..............        1        (4)         1        (4)      (104)         (10)         (4)       (3)     (907)
Unrealized investment
 gains (losses)........       (1)      (11)        14         8     (4,216)        (145)         10        95   (26,470)
                           -----     -----      -----     -----    -------     --------     -------   -------  --------
Net gain (loss) on
 investments...........        0       (15)        15         4     (4,320)        (155)          6        92   (27,377)
                           -----     -----      -----     -----    -------     --------     -------   -------  --------
Net increase (decrease)
 in net assets from
 operations............     (149)     (292)       (72)     (248)    (8,301)        (434)       (308)     (377)  (76,608)
Premiums deposits and
 net transfers*........      210       710        476       574     35,669        5,192         815     4,854   318,743
Transfers to Sponsor
 for benefits and
 terminations..........        0         0          0         0       (113)           0           0         0      (664)
Total increase
 (decrease)............       61       418        404       326     27,255        4,758         507     4,477   241,471
Net assets at beginning
 of period.............        0         0          0         0          0            0           0         0         0
                           -----     -----      -----     -----    -------     --------     -------   -------  --------
Net assets at end of
 period (Note C).......    $  61     $ 418      $ 404     $ 326    $27,255     $  4,758     $   507   $ 4,477  $241,471
                           =====     =====      =====     =====    =======     ========     =======   =======  ========

-------
*Includes transfer activity from (to) other portfolios.

                         See Notes to Financial Statements

                    TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note A--Summary of Significant Accounting Policies

   Organization--The Titanium Universal Life Variable Account ("the Universal Life Variable Account") was established on September 15, 1999 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

   As of December 31, 2000, the following investments portfolios were available:

   AIM Variable Insurance Funds
     AIM VI Capital Appreciation Fund
     AIM VI V I Growth Fund
     AIM VI V I Growth & Income Fund
     AIM VI V I Intl Equity Fund
     AIM VI V I Value Fund

   The Alger American Fund
     Alger American Growth Portfolio
     Alger American Income & Growth Portfolio
     Alger American Leveraged AllCap Portfolio
     Alger American Midcap Growth Portfolio
     Alger American Small Cap Portfolio

   Deutsche Asset Management VIT Funds
     EAFE Equity Index
     Small Cap Index

   Dreyfus Funds
     Dreyfus VIF Appreciation Portfolio
     Dreyfus VIF Money Market Portfolio
     Dreyfus VIF Quality Bond Portfolio
     The Dreyfus Socially Responsible Growth Fund, Inc.

   Evergreen Variable Trust
     Evergreen VA Equity Index Fund
     Evergreen VA Foundation Fund
     Evergreen VA Global Leaders Fund
     Evergreen VA Small Cap Value Fund

   INVESCO Variable Investment Trust
     INVESCO VIF Equity Income Fund
     INVESCO VIF-Technology Fund
     INVESCO VIF-Utilities Fund

   MFS Variable Insurance Trust
     MFS Emerging Growth Fund Series
     MFS Growth With Income Fund Series
     MFS Research Fund Series
     MFS Total Return Fund Series

   Strong Variable Insurance Funds, Inc.
     Strong Discovery Fund II
     Strong Mid Cap Growth Fund II
     Strong Opportunity Fund II

   Franklin Templeton Variable Insurance Products Trust
     Templeton Asset Strategy Fund-Class 2
     Templeton International Securities Fund-Class 2

   Basis of Presentation--The financial statements of the Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

   Federal Taxes--Currently no charge is made to the Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Life Variable Account investment income under current tax law.

Note B--Investments

   Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over the counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stocks. Short term debt securities are valued at amortized cost which approximates fair value.

   Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Investments in shares of the separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note C--Net Assets). Dividends received by the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   The following is a summary of reinvested dividends by portfolio:

                                                           2000
                                                           ----
            Investment Portfolio             Shares Reinvested Dividend Income
            --------------------             ----------------- ---------------
AIM VI Capital Appreciation Fund............         10             $ 334
AIM VI V I Growth Fund......................         20               529
AIM VI V I Growth & Income Fund.............          8               214
AIM VI V I Intl Equity Fund.................         24               493
AIM VI V I Value Fund.......................         17               481
Alger American Growth Portfolio.............          0                 0
Alger American Income & Growth Portfolio....          0                 0
Alger American Leveraged AllCap Portfolio...          0                 0
Alger American Midcap Growth Portfolio......          0                 0
Alger American Small Cap Portfolio..........          0                 0
EAFE Equity Index...........................          0                 3
Small Cap Index.............................          0                 0
Dreyfus VIF Appreciation Portfolio..........          1                44
Dreyfus VIF Money Market Portfolio..........         74                74
Dreyfus VIF Quality Bond Portfolio..........          6                63
The Dreyfus Socially Responsible Growth
 Fund, Inc..................................          2                58
Evergreen VA Equity Index Fund..............          0                 0
Evergreen VA Foundation Fund................          0                 0
Evergreen VA Global Leaders Fund............          1                 3
Evergreen VA Small Cap Value Fund...........          1                 2
INVESCO VIF Equity Income Fund..............          1                25
INVESCO VIF-Technology Fund.................          2                47
INVESCO VIF-Utilities Fund..................         10               201
MFS Emerging Growth Fund Series.............          0                 0
MFS Growth With Income Fund Series..........          0                 0
MFS Research Fund Series....................          0                 0
MFS Total Return Fund Series................          0                 0
Strong Discovery Fund II....................          0                 0
Strong Mid Cap Growth Fund II...............         61             1,340
Strong Opportunity Fund II..................         10               234
Templeton Asset Strategy Fund-Class 2.......          0                 0
Templeton International Securities Fund-
 Class 2....................................          0                 0

                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note C--Net Assets

   The following table illustrates by component parts the net asset value for each portfolio.

                                  AIM                   AIM V I                              Alger Amer  Alger Amer Alger Amer
                                Capital     AIM V I     Growth &   AIM V I Intl   AIM V I     Income &   Leveraged    Midcap
                              Appreciation   Growth      Income       Equity       Value       Growth      AllCap     Growth
                              ------------ ---------- ------------ ------------ ------------ ----------- ---------- -----------
Cost to:
 Contract Owners......          $17,535     $27,569     $11,121      $13,105      $15,345       $9,992    $29,431     $11,605
Adjustment for market
 appreciation/depreciation..     (1,386)     (2,157)       (607)        (645)        (339)        (134)    (2,805)        (40)
Deductions:
 Mortality & expense
  risk charge.........              (11)        (18)         (8)         (12)         (14)          (7)       (22)         (8)
 Contract maintenance
  charges:
 Administrative
  expense.............           (1,077)     (1,736)       (644)        (863)        (911)        (851)    (1,646)       (795)
 Cost of insurance....           (1,904)     (3,210)     (1,089)      (1,530)      (1,422)      (1,566)    (2,568)     (1,467)
 Benefits & termina-
  tions...............                0          (8)          0           (8)           0          (55)       (11)        (55)
                                -------     -------     -------      -------      -------      -------    -------     -------
Net assets............          $13,157     $20,440     $ 8,773      $10,047      $12,659       $7,379    $22,579     $ 9,240
                                =======     =======     =======      =======      =======      =======    =======     =======

                                                      Deutsche VIT Deutsche VIT                Dreyfus    Dreyfus     Dreyfus
                               Alger Amer  Alger Amer     EAFE      Small Cap     Dreyfus       Money     Quality    Socially
                               Small Cap     Growth   Equity Indx     Index     Appreciation   Market       Bond    Resp Growth
                              ------------ ---------- ------------ ------------ ------------ ----------- ---------- -----------
Cost to:
 Contract Owners......          $ 7,200     $12,644     $   393      $ 3,088      $ 3,906       $3,109     $5,124     $10,199
Adjustment for market
 appreciation/depreciation..       (190)       (656)         (1)        (120)         (50)          74        195        (592)
Deductions:
 Mortality & expense
  risk charge.........               (5)        (10)          0           (4)          (4)          (9)        (7)         (9)
 Contract maintenance
  charges:
 Administrative
  expense.............             (544)       (862)        (93)        (138)        (264)        (421)       (98)       (894)
 Cost of insurance....           (1,077)     (1,812)        (86)        (272)        (691)        (799)      (281)     (1,486)
 Benefits & termina-
  tions...............              (55)          0           0            0            0            0          0           0
                                -------     -------     -------      -------      -------      -------    -------     -------
Net assets............          $ 5,329     $ 9,004     $   214      $ 2,554      $ 2,897       $1,954     $4,933     $ 7,218
                                =======     =======     =======      =======      =======      =======    =======     =======

                                           Evergreen  Evergreen VA Evergreen VA INVESCO VIF               INVESCO       MFS
                              Evergreen VA     VA        Global       Small        Equity    INVESCO VIF    VIF      Emerging
                              Equity Index Foundation   Leaders     Cap Value      Income    Technology  Utilities    Growth
                              ------------ ---------- ------------ ------------ ------------ ----------- ---------- -----------
Cost to:
 Contract Owners......          $    53     $   153     $   908      $   301      $   640      $50,589    $ 9,196     $27,157
Adjustment for market
 appreciation/depreciation..          0          (2)         (1)          12           (5)      (9,506)       129      (1,607)
Deductions:
 Mortality & expense
  risk charge.........                0           0          (1)           0           (1)         (32)        (9)        (22)
 Contract maintenance
  charges:
 Administrative
  expense.............              (14)         (8)        (88)         (53)         (76)      (2,559)      (472)     (1,596)
 Cost of insurance....              (17)       (116)       (151)         (57)        (156)      (4,021)      (760)     (2,541)
 Benefits & termina-
  tions...............                0           0           0            0            0         (201)         0        (158)
                                -------     -------     -------      -------      -------      -------    -------     -------
Net assets............          $    22     $    27     $   667      $   203      $   402      $34,250    $ 8,084     $21,233
                                =======     =======     =======      =======      =======      =======    =======     =======

                                                                                   Strong      Strong    Templeton   Templeton
                               MFS Growth     MFS      MFS Total      Strong      Mid Cap    Opportunity   Asset       Int'l
                              With Income   Research     Return    Discovery II  Growth II       II       Strategy   Security
                              ------------ ---------- ------------ ------------ ------------ ----------- ---------- -----------
Cost to:
 Contract Owners......          $   210     $   710     $   476      $   574      $35,669      $ 5,192    $   815     $ 4,854
Adjustment for market
 appreciation/depreciation..          0         (15)         15            4       (2,980)          79          6          92
Deductions:
 Mortality & expense
  risk charge.........                0           0           0            0          (28)          (4)        (1)         (6)
 Contract maintenance
  charges:
 Administrative
  expense.............              (21)       (109)        (39)        (116)      (2,137)        (171)      (114)       (166)
 Cost of insurance....             (128)       (168)        (48)        (136)      (3,156)        (338)      (199)       (297)
 Benefits & termina-
  tions...............                0           0           0            0         (113)           0          0           0
                                -------     -------     -------      -------      -------      -------    -------     -------
Net assets............          $    61     $   418     $   404      $   326      $27,255      $ 4,758    $   507     $ 4,477
                                =======     =======     =======      =======      =======      =======    =======     =======


                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note D--Charges and Deductions

Fund Management and Fees

   AIM Advisors, Inc., Fred Alger Management, Inc., Bankers Trust Company, Dreyfus Corporation, Evergreen Asset Management Corp., INVESCO Variable Investment Funds, Inc., MFS Variable Insurance Trust Strong Capital Management, Inc. and Templeton Investment Counsel, Inc. are the fund managers of their respective funds and provide investment advisory services to their respective fund portfolios. Each portfolio will pay the manager a fee for managing its investments. However, for certain portfolios, the manager waived part or all of its management fee during 2000. This management fee by manager as a percentage of the fund's annual average net assets, after amount waived, is as follows:

   Portfolio                                                      Management Fee
   ---------                                                      --------------
   AIM Variable Insurance Funds
    AIM VI Capital Appreciation Fund.............................      0.62%
    AIM VI V I Growth Fund.......................................      0.63%
    AIM VI V I Growth & Income Fund..............................      0.61%
    AIM VI V I Intl Equity Fund..................................      0.75%
    AIM VI V I Value Fund........................................      0.61%
   The Alger American Fund
    Alger American Growth Portfolio..............................      0.75%
    Alger American Income & Growth Portfolio.....................      0.63%
    Alger American Leveraged AllCap Portfolio....................      0.85%
    Alger American Midcap Growth Portfolio.......................      0.80%
    Alger American Small Cap Portfolio...........................      0.85%
   Deutsche Asset Management VIT Funds
    EAFE Equity Index............................................      0.26%
    Small Cap Index..............................................      0.13%
   Dreyfus Funds
    Dreyfus VIF Appreciation Portfolio...........................      0.75%
    Dreyfus VIF Money Market Portfolio...........................      0.50%
    Dreyfus VIF Quality Bond Portfolio...........................      0.65%
    The Dreyfus Socially Responsible Growth Fund, Inc............      0.75%
   Evergreen Variable Trust
    Evergreen VA Equity Index Fund...............................      0.00%
    Evergreen VA Foundation Fund.................................      0.83%
    Evergreen VA Global Leaders Fund.............................      0.76%
    Evergreen VA Small Cap Value Fund............................      0.59%
   INVESCO Variable Investment Trust
    INVESCO VIF Equity Income Fund...............................      0.75%
    INVESCO VIF-Technology Fund..................................      0.75%
    INVESCO VIF-Utilities Fund...................................      0.60%
   MFS Variable Insurance Trust
    MFS Emerging Growth Fund Series..............................      0.75%
    MFS Growth With Income Fund Series...........................      0.75%
    MFS Research Fund Series.....................................      0.75%
    MFS Total Return Fund Series.................................      0.75%
   Strong Variable Insurance Funds, Inc.
    Strong Discovery Fund II.....................................      1.00%
    Strong Mid Cap Growth Fund II................................      1.00%
    Strong Opportunity Fund II...................................      1.00%
   Franklin Templeton Variable Insurance Products Trust
    Templeton Asset Strategy Fund-Class 2........................      0.60%
    Templeton International Securities Fund-Class 2..............      0.69%

                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
 Mortality and Expense Charge

   United Investors deducts a daily charge from asset in the variable subaccounts for certain mortality and expense risks that the Company bears. This charge is at an effective annual rate of 0.75% of the subaccount assets during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. United Investors guarantees not to increase the mortality and expense charge above these annual rates. United Investors expects a profit from this charge. The profit, if any, from this charge may be used for any purpose, including distribution expenses.

 Premium Expense Charges

   United Investors deducts a premium expense charge from each premium before allocating the resulting net premium to the policy value. These charges consist of three types:

  (1) 2.5% of each premium is deducted for state premium taxes;

  (2) 1.5% of each premium is deducted for United Investors' estimate of the cost of Federal income tax treatment of the deferred acquisition cost;

  (3) 4% of each premium is deducted as a sales load, until premium paid equal 10 times the target premium for the policy. The target premium is discussed in further detail in this prospectus.

 Monthly Deduction

   United Investors deducts the Monthly Deduction on the Policy Date and on each Monthly Anniversary from Policy Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of:

  (1) the cost of insurance charge discussed below;

  (2) a current monthly policy charge of $6.00 (which may increase to a maximum charge of $10.00 per month);

  (3) an issue expense charge of $20.00 per month payable during the first policy year only; and

  (4) charges for any supplemental benefits added by Riders to the Policy.

 Surrender Charge

   If the Policy is surrendered before the beginning of the 15th policy year, United Investors will deduct a surrender charge based on its base face amount at issue. United Investors will also deduct the surrender charge if you surrender the Policy before the beginning of the 15th year following an increase in its base face amount (based on the amount of the increase). A portion of the surrender charge will also be deducted from any base face amount decrease the policyholder requests, or if the base face amount decreases due to a withdrawal from your policy value.

   The surrender charge consists of two types of charges, an administrative surrender charge and a sales surrender charge. The administrative charge is $4.00 per $1,000 of base face amount for the first nine policy years (or the first nine years after a base face amount increase) and declines each year thereafter until it reaches zero. The administrative surrender charge per $1,000 of face amount is as follows below:


   Policy Year                                  Charge per $1,000 of Face Amount
   -----------                                  --------------------------------
   1-9.........................................              $4.00
   10..........................................              $3.33
   11..........................................              $2.67
   12..........................................              $2.00
   13..........................................              $1.33
   14..........................................              $0.67
   15 & up.....................................              $0.00

                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   The sales surrender charge is as a percentage of actual premiums paid up to a maximum based on the target premiums. The percentages of premium are:

  Policy Years 1-2: 26% of premium paid up to one target premium, plus 6% of premium paid above one target premium up to two target premium, plus 5% of premium paid above two target premiums.

  Policy Years 3-9: 46% of premium paid up to one target premium, plus 44% of premium paid above one target premium up to two target premiums.

 Cost of Insurance

   A mortality charge will be deducted monthly to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy's net amount at risk and on the attained age, sex and risk class of the insured, and is determined by the Sponsor based upon its expectation as to future mortality experience.

                                    Part II

                                    PART II
                          UNDERTAKING TO FILE REPORTS

          Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

          Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Article XII of United Investors' By-Laws provides as follows:

     Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.


                 REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

          United Investors Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of 101 pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representation pursuant to Section 26(e)(2)(A).
     The signatures.
     Written consents of the following persons: John H. Livingston
                                                W. Thomas Aycock
                                                Deloitte & Touche LLP
                                                KPMG LLP
                                                Sutherland Asbill & Brennan LLP.

     The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     1.   A.
          (1) Resolution of the Board of Directors of United Investors Life Insurance Company establishing Titanium Universal Life Variable Account\5\
          (2) Not Applicable
          (3) (a)  First Union Securities, Inc. Agreements:
                   (i)  Distribution Agreement;\6\
                   (ii) Selling Group Agreement\6\
               (b) United Securities Alliance, Inc. Agreements:
                   (i)  Distribution Agreement;\6\
                   (ii) Selling Group Agreement\6\
          (4) Not applicable
          (5) Specimen Flexible Premium Variable Life Insurance Policy, Form TL99 (including Riders)\1\
          (6) (a) Articles of Incorporation of United Investors Life Insurance Company \2\
              (b)  By-laws of United Investors Life Insurance Company\2\
          (7) Not applicable
          (8) Forms of Participation Agreements with:
              (a) AIM Variable Insurance Funds, Inc\7\
              (b) The Alger American Fund\7\
              (c) Deutsche Asset Management VIT Funds (formerly BT Insurance
                  Funds Trust)\7\
              (d) Dreyfus Variable Investment Fund\7\
              (e) Evergreen Variable Annuity Trust\7\
              (f) INVESCO Variable Investment Funds, Inc.\1\
                  (1) Amendment to Participation Agreement for INVESCO
                      Variable Investment Funds, Inc. \4\

              (g) MFS Variable Insurance Trust\3\
                  (1) Amendment to Participation Agreement for MFS
                      Variable Insurance Trust \4\
              (h) Strong Variable Insurance Funds, Inc.\7\
              (i) Franklin Templeton Variable Insurance  Products Trust
                  (Formerly Templeton Variable Products Series Fund)\7\
          (9)  Not applicable
          (10) Application form\1\
          (11) Description of issuance, transfer and redemption procedures\1\
          B.   Not applicable
          C.   Not applicable
     2. Opinion and consent of John H. Livingston, Esquire as to the legality of the securities being registered*
     3. Not applicable
     4. Not applicable
     5. Not applicable
     6. Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered*
     7. (a)  Consents of independent accountants*
        (b)  Consents of Sutherland Asbill & Brennan LLP*
-----------------------------
           *Filed herewith

/1/   Incorporated herein by reference to the Exhibit filed with Pre-Effective
--- Amendment No. 1 to this Registration Statement on Form S-6 (File No. 333-89875) filed on January 26, 2000.

/2/   Incorporated herein by reference to the Exhibit filed electronically
--- with Post-Effective Amendment No. 12 to the registration statement on Form S-6 (File No. 33-11465), filed on behalf of United Investors Life Variable Account on April 29, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 registration statement, File No. 33-11465).

/3/   Incorporated herein by reference to the Exhibit filed with Pre-
--- Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of the RetireMAP Variable Account on July 2, 1997.

/4/   Incorporated herein by reference to the Exhibit filed with Post-Effective
--- Amendment No. 4 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of the RetireMAP Variable Account on April 27, 2000.

/5/   Incorporated herein by reference to the Exhibit filed with the
--- Initial Filing of this Form S-6 Registration Statement (File No. 333-89875) on October 28, 1999.

/6/   Incorporated herein by reference to the Exhibit filed
--- with Post-Effective Amendment No. 1 to this Registration Statement on Form S-6 (File No. 333-89875) filed on April 27, 2000.

/7/   Incorporated herein by reference to the Exhibit filed with Pre-
--- Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on October 13, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Titanium Universal Life Variable Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Birmingham and the State of Alabama, on the 25th day of April, 2001.

                                     TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT
(SEAL)                                             (Registrant)

                                     By: UNITED INVESTORS LIFE INSURANCE COMPANY
                                                    (Depositor)

Attest: /s/ John H. Livingston               By: /s/ Anthony L. McWhorter
       ---------------------------              -------------------------------
       John H. Livingston                       Anthony L. McWhorter
       Secretary and Counsel                    President and Chief Executive
                                                Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                                Title                                 Date
---------                                -----                                 ----

/s/ C.B. Hudson               Director                                        4-25-01
------------------------
C.B. Hudson


/s/ Anthony L. McWhorter      Chairman of the Board of Directors,             4-25-01
------------------------      President and Chief Executive Officer
Anthony L. McWhorter


/s/ W. Thomas Aycock          Director, Vice President and                    4-25-01
------------------------      Chief Actuary
W. Thomas Aycock


/s/ Tony G. Brill             Director and Executive Vice                     4-25-01
------------------------      President--Marketing
Tony G. Brill

                              Director
------------------------
Larry M. Hutchison


/s/ Michael J. Klyce          Vice President and Treasurer                    4-25-01
------------------------
Michael J. Klyce


/s/ John H. Livingston        Director, Secretary and Counsel                 4-25-01
------------------------
John H. Livingston


/s/ James L. Mayton, Jr.      Vice President and Controller                   4-25-01
------------------------
James L. Mayton, Jr.


/s/ Carol A. McCoy            Director and Assistant Secretary                4-25-01
------------------------
Carol A. McCoy


/s/ Ross W. Stagner           Director and Vice President                     4-25-01
------------------------
Ross W. Stagner


/s/ Terry W. Davis            Director and Vice President--                   4-25-01
------------------------      Administration
Terry W. Davis


                                 EXHIBIT INDEX


Exhibit No.    Name of Exhibit
-----------    ---------------


99.2 Opinion and consent of John H. Livingston, Esquire as to the legality of the securities being registered


99.6 Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered


99.7(a)        Consents of Independent Accountants


99.7(b)        Consent of Sutherland Asbill & Brennan LLP